    ADJUSTABLE RATE
       MORTGAGE
      SECURITIES
         FUND

         1995
     ANNUAL REPORT

TABLE OF CONTENTS

PRESIDENT'S LETTER.............................1
LETTER TO SHAREHOLDERS.........................2

ADJUSTABLE RATE MORTGAGE SECURITIES
FUND (HISTORICAL INFORMATION OF AMERICAN
ADJUSTABLE RATE TERM TRUST -- 1998)
  FINANCIAL STATEMENTS AND NOTES...............5
  INVESTMENTS IN SECURITIES...................16
  INDEPENDENT AUDITORS' REPORT................17

AMERICAN ADJUSTABLE RATE
TERM TRUSTS -- 1996, 1997 AND 1999
  FINANCIAL STATEMENTS AND NOTES..............18
  INVESTMENTS IN SECURITIES...................34
  INDEPENDENT AUDITORS' REPORT................37

FEDERAL TAX INFORMATION.......................38
SHAREHOLDER UPDATE............................39


On September 1, the American Adjustable Rate Term Trusts 1996, 1997, 1998 and 1999 merged into the Adjustable Rate Mortgage Securities Fund. In this annual report for the fiscal year ended August 31, 1995, you will find information in the financial statements and the investments in securities on all four term trusts. However, only the American Adjustable Rate Term Trust -- 1998 is featured in the shareholder letter section because it is considered the predecessor of the new Adjustable Rate Mortgage Securities Fund for performance and financial reporting purposes.

ADJUSTABLE RATE MORTGAGE SECURITIES FUND

The Adjustable Rate Mortgage Securities Fund is a diversified, open-end mutual fund with an investment objective of providing the maximum current income that is consistent with a low volatility of principal. The fund invests primarily in adjustable rate mortgage (ARM) securities. It may also invest in mortgage-backed securities other than ARM securities, U.S. government securities, asset-backed securities and corporate debt securities. The fund's Nasdaq symbol is PJARX. As with other mutual funds, there can be no assurance the fund will achieve its objective.

THIS REPORT IS INTENDED FOR SHAREHOLDERS OF ADJUSTABLE RATE MORTGAGE SECURITIES FUND, BUT IT MAY ALSO BE USED AS SALES LITERATURE IF PRECEDED OR ACCOMPANIED BY A PROSPECTUS. THE PROSPECTUS GIVES DETAILS ABOUT THE CHARGES, INVESTMENT RESULTS AND OPERATING POLICIES OF THE FUND.

                              PRESIDENT'S LETTER

[PHOTO]
William H. Ellis
PRESIDENT, PIPER CAPITAL MANAGEMENT

Dear Shareholders:

In our last report to you, we announced that the American Adjustable Rate Term Trusts 1996, 1997, 1998 and 1999 would not be able to reach their $10 per share objective at their respective termination dates without taking unacceptable risks. At that time, we proposed the merger of the term trusts into an open-end mutual fund in order to eliminate the market discount at which the shares were trading, allowing shareholders to access their assets at net asset value. On August 10, shareholders of the term trusts approved the merger of the four closed-end funds into a single open-end fund called Adjustable Rate Mortgage Securities Fund.

At the close of business on September 1, the term trusts merged into the new fund. You received shares of the fund with a total value that was equal to the total value of your term trust shares. The Adjustable Rate Mortgage Securities Fund does not have a set termination date or termination amount. It's an open-end fund with an objective of providing the maximum current income that is consistent with a low volatility of principal.

As discussed in the proxy statement, the fund intends to treat the merger as a tax-free reorganization for federal tax purposes. No facts have come to our attention at this time that would change this opinion. Therefore, you will not be required to report any income, gain or loss as a result of receiving your Adjustable Rate Mortgage Securities
Fund shares in the merger. Of course, if you redeem your shares, you will generally recognize a gain or loss at that time.

This annual report covers the fiscal year ended August 31, 1995. You will find information in the financial statements and the investments in securities on all four term trusts. However, only the American Adjustable Rate Term Trust -- 1998 (DDJ) is featured in the shareholder letter section because it is considered the predecessor of the Adjustable Rate Mortgage Securities Fund for performance and financial reporting purposes. In the shareholder letter, portfolio managers Mike
Jansen and Tom McGlinch will give an outlook for the new fund and recap DDJ's performance.

We believe this merger is in the best interests of shareholders and want to thank you for approving the proposal. We look forward to serving your investment needs with the new fund.

Sincerely,

/s/ William H. Ellis

William H. Ellis
President, Piper Capital Management

                    ADJUSTABLE RATE MORTGAGE SECURITIES FUND

WHAT ARE ADJUSTABLE RATE
MORTGAGE (ARM) SECURITIES?*

An ARM security represents ownership in a pool of adjustable rate mortgage loans. Payments on the ARM securities come from payments on the adjustable rate mortgages. When a borrower's mortgage rate resets to a higher (lower) rate due to changes in a market index, the coupon on the ARM security also resets to a higher (lower) level. This results in a larger (smaller) interest payment that is then passed through to investors. The borrower's loan document specifically states the dates on which the rate will change, the market index on which the new rate is based, and the margin by which the rate is set over the index rate. For example, many borrowers have loans indexed to the one-year Treasury rate plus a margin of 2.75%, which reset once a year. If, on the reset date, the one-year Treasury rate is 5.50%, the borrower's new rate for the following 12 months will increase to 8.25%. Likewise, the rate passed through to the investor will increase to 8.25% minus a mortgage servicer and guarantee fee. Almost all ARM loans have periodic reset caps and lifetime caps, which limit how often and how high rates can reset. Smaller periodic caps and lower lifetime caps work to the advantage of the borrower and to the disadvantage of the investor when rates are rising. Although ARM pools are made up of thousands of similarly indexed loans, in any particular month only a portion of the loans reset to a current market rate, creating lags in the adjustment process.

* ARM SECURITIES ARE DEFINED MORE BROADLY IN THE FUND'S PROSPECTUS. PLEASE SEE THE PROSPECTUS FOR A COMPLETE DEFINITION.

** FIGURES SHOWN REFLECT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. THE RETURN AND MARKET VALUE OF INVESTMENTS IN THE FUND WILL FLUCTUATE AND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


October 16, 1995

Dear Shareholders:

WE WOULD LIKE TO THANK YOU FOR RESPONDING TO THE RECENT PROXY CONCERNING THE MERGER OF THE AMERICAN ADJUSTABLE RATE TERM TRUSTS. Approving the proposal to merge the term trusts into the new open-end Adjustable Rate Mortgage Securities Fund benefited shareholders in a couple of ways. First, investors who want to liquidate all or part of their investment are now able to do so at net asset value instead of the discounted market price at which the term trusts were trading. Also, the new fund is not constrained by the term trust structure and therefore has greater investment flexibility to buy longer-maturity securities in an effort to obtain a higher return. The fund will attempt to maintain an average effective duration of one to four years. In addition, we feel that the new fund's expense cap of 0.60% of the fund's average daily net assets through at least August 31, 1996, makes it attractive.

THE FUND INVESTS PRIMARILY IN ARM SECURITIES IN AN EFFORT TO ACHIEVE ITS OBJECTIVE OF PROVIDING THE MAXIMUM CURRENT INCOME THAT IS CONSISTENT WITH A LOW VOLATILITY OF PRINCIPAL. Over an interest rate cycle of higher and lower rates, ARM securities typically produce returns that are between the yields on money market securities and the total returns generated by one- to three-year government securities. (See the sidebar for more detailed information about ARM securities.)

THE NEW FUND IS CURRENTLY POSITIONED WITH APPROXIMATELY 73% OF ITS ASSETS IN ARM SECURITIES, 18% IN FIXED RATE SECURITIES AND 7% IN SHORT-TERM CASH EQUIVALENTS (SEE PIE CHARTS ON PAGE 4). Within the ARM securities portion, 51% are issued by a U.S. government agency and 22% are privately issued. Most of the ARM securities have coupons which are indexed to the one-year Treasury yield and which reset on an annual basis. The privately issued ARM securities are rated AAA or AA by Standard and Poor's. The fund cannot own foreign securities, structured securities, inverse floaters, interest-only securities, principal-only securities or Z tranches. Also, the fund cannot employ the sale-forward (dollar-roll) program and may borrow only for temporary or emergency purposes.

FOR THE YEAR ENDED AUGUST 31, 1995, AMERICAN ADJUSTABLE RATE TERM TRUST -- 1998 HAD A NET ASSET VALUE RETURN OF 5.43%.** During this same time frame, the fund's market price return was 11.38%,** which is due in part to the elimination of the discount between market price and net asset value at conversion. The fund's performance is now being compared to both the Lipper Adjustable Rate Mortgage Funds Average and the Lehman Brothers Adjustable Rate Mortgage Index.

THE FUND OUTPERFORMED THE LIPPER AVERAGE RETURN OF 1.25% FOR THE ONE-YEAR PERIOD ENDED AUGUST 31, 1995. This average consists of 70 funds which invest at least 65% of their assets in ARM securities as

                    ADJUSTABLE RATE MORTGAGE SECURITIES FUND

categorized by Lipper Analytical Services. The fund's emphasis on high-quality securities helped it outperform the average of other funds in its Lipper category. Some funds in the category have experienced poor returns due to losses suffered in unrated, credit-sensitive securities over the past year.

THE FUND UNDERPERFORMED THE LEHMAN BROTHERS INDEX, AN UNMANAGED INDEX MADE UP SOLELY OF U.S. GOVERNMENT AGENCY ARM SECURITIES, WHICH RETURNED 8.24% FOR THE SAME ONE-YEAR PERIOD. The Lehman Brothers index included a large portion of Government National Mortgage Association (GNMA) and Cost of Funds Index
(COFI) ARM securities which performed strongly because their prices are more sensitive to falling interest rates. The fund was positioned in higher-coupon, Treasury indexed securities that have returns which are more sensitive to income rather than price appreciation.

SINCE THE MERGER, APPROXIMATELY 50% OF SHAREHOLDERS HAVE TAKEN THE OPPORTUNITY TO REDEEM THEIR SHARES AT NET ASSET VALUE. We anticipated this level of redemptions, in part because of the indications we received from shareholders on their proxy ballots. To prepare for these redemptions, we accumulated a 20% position in short-term securities. We also sold a number of privately issued and U.S. government agency ARM securities to meet cashflow needs. Redemption requests were fulfilled without disruption to the fund's net asset value or to the marketplace in general.

THE LARGE SHORT-TERM POSITION, IN COMBINATION WITH HIGH PREPAYMENT LEVELS IN ADJUSTABLE RATE MORTGAGES, CONTRIBUTED TO A SEPTEMBER DIVIDEND OF $0.034. Borrowers are prepaying adjustable rate mortgages at a faster speed recently due to the lower rates available on fixed rate mortgages. While short-term interest rates have dropped only slightly this year, long-term rates have fallen sharply. Mortgage rates started the year near 9.50% and are now near 7.50%. At the same time, many adjustable rate mortgage borrowers are seeing their rates rise from 6.00% to 8.00% because of last year's rising rate environment and are choosing to fix their payments at lower rates. Since many of the ARM securities held in the fund were purchased at premium prices, the faster prepayments are causing the fund to amortize these premiums more quickly which reduces the fund's current income level. Our recent sales of ARM securities have been made with the objective of minimizing the impact of prepayments on the fund's income. In addition, we have swapped higher coupon, higher cost ARM securities for lower coupon, lower cost ARM securities which are less likely to be prepaid.

OVER TIME, WE BELIEVE THESE ACTIONS, IN ADDITION TO A MUCH SMALLER SHORT-TERM POSITION IN THE FUND, WILL PROVIDE A HIGHER AND MORE PREDICTABLE STREAM OF DIVIDEND INCOME TO SHAREHOLDERS. The dividend policy for the fund is to distribute to shareholders substantially all of the

[PHOTO]
flipped FPO 75%

[PHOTO]
FPO 62%

Thomas S. McGlinch, CFA (above)
SHARES PRIMARY RESPONSIBILITY FOR THE MANAGEMENT OF THE
ADJUSTABLE RATE MORTGAGE SECURITIES FUND. HE HAS 14 YEARS OF
INVESTMENT EXPERIENCE.

Mike Jansen, (below)
SHARES PRIMARY RESPONSIBILITY FOR THE MANAGEMENT OF THE ADJUSTABLE RATE MORTGAGE SECURITIES FUND. HE HAS 14 YEARS OF INVESTMENT EXPERIENCE.

VALUE OF $10,000 INVESTED

[GRAPHIC]

If you had invested $10,000 in January 1992 and held your investment through August 31, 1995, reinvesting all distributions, your investment would have grown to $11,281 (based on historical net asset value performance of American Adjustable Rate Term Trust--1998, the fund's predecessor for performance and financial reporting purposes). Fund results reflect the Adjustable Rate Mortgage Securities Fund's maximum 1.5% sales charge, as if it was applied since the fund's inception. In comparing the fund to the Lehman Brothers index and the Lipper average, keep in mind that the fund's performance reflects the sales charge, while no such charges are reflected in the index or the average. Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURNS
(THROUGH 8/31/95; INCLUDES 1.5% SALES CHARGE)

One-Year.........................3.85%
Since Inception (1/30/92)........3.42%

investment income earned during any period. Therefore, we will not attempt to stabilize monthly distributions by retaining income in a dividend reserve.

CURRENTLY, THE NARROW SPREAD BETWEEN SHORT- AND LONG-TERM RATES IMPLIES THAT THE MARKET IS ANTICIPATING THE FEDERAL RESERVE WILL EASE MONETARY POLICY. Although employment is growing at a lower rate than in 1994, we see the rebound in important economic sectors such as housing as a reason the Federal Reserve will move slowly if they choose to ease further. It is likely the Federal Reserve is comfortable with the rate of economic growth and inflation anticipated for the remainder of 1995 and will remain fairly neutral with its monetary policy. If the Federal Reserve fails to ease, the market is susceptible to higher rates. Nonetheless, we would expect any changes to be moderate and have positioned the fund to perform best in a market environment of low interest rate volatility.

Thank you for your investment in the Adjustable Rate Mortgage Securities Fund. We consider it a privilege to manage your money and look forward to serving your investment needs with the new fund.

Sincerely,

/s/ Mike Jansen                  /s/ Tom McGlinch
    Mike Jansen                      Tom McGlinch
    PORTFOLIO MANAGER                PORTFOLIO MANAGER

PORTFOLIO COMPOSITION BEFORE MERGER
AUGUST 31, 1995

American Adjustable Rate Term Trust--1998

[PIE CHART]

PORTFOLIO COMPOSITION AFTER MERGER
SEPTEMBER 30, 1995

Adjustable Rate Mortgage Securities Fund

[PIE CHART]

INVESTMENT CATEGORIES REFLECT PERCENTAGE OF TOTAL ASSETS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1995

                                                              Adjustable Rate
                                                                  Mortgage
                                                                 Securities
                                                                   Fund**
                                                              ----------------

ASSETS:
  Investments in securities at market value*
  (including a repurchase agreement of $70,714,000) (note
    2) ................................................... $    422,173,937
  Cash in bank on demand deposit ...........................        101,944
  Receivable for investment securities sold ................      9,015,608
  Accrued interest receivable ..............................      2,048,827
  Mortgage security principal paydowns receivable ..........      1,249,401
                                                              ----------------
      Total assets .........................................    434,589,717
                                                              ----------------

LIABILITIES:
  Payable for investment securities purchased on a
    when-issued basis (note 2) .............................     25,109,375
  Accrued investment management fee ........................        121,952
  Accrued administrative fee ...............................         52,265
                                                              ----------------
      Total liabilities ....................................     25,283,592
                                                              ----------------
Net assets applicable to outstanding capital stock ....... $    409,306,125
                                                              ----------------
                                                              ----------------

REPRESENTED BY:
  Capital stock - authorized 1 billion shares of $0.01 par
    value; outstanding, 47,066,117 shares ................ $        470,661
  Additional paid-in capital ...............................    460,104,831
  Accumulated net realized loss on investments .............    (47,094,867)
  Unrealized depreciation of investments ...................     (4,174,500)
                                                              ----------------
      Total - representing net assets applicable to
        outstanding capital stock ........................ $    409,306,125
                                                              ----------------
                                                              ----------------

Net asset value per share of outstanding capital stock ... $           8.70
                                                              ----------------
                                                              ----------------

* Investments in securities at identified cost ........... $    426,348,437
                                                              ----------------
                                                              ----------------
** FORMERLY AMERICAN ADJUSTABLE RATE TERM TRUST 1998

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1995

                                                              Adjustable Rate
                                                                  Mortgage
                                                              Securities Fund*
                                                              ----------------

INCOME:
  Interest (net of interest expense of $3,384,232) ....... $     25,824,364
  Fee income (note 2) ......................................        300,962
                                                              ----------------
      Total investment income ..............................     26,125,326
                                                              ----------------

EXPENSES (NOTE 3):
  Investment management fee ................................      1,462,719
  Administrative fee .......................................        626,880
  Custodian, accounting and transfer agent fees ............        195,314
  Reports to shareholders ..................................        181,868
  Directors' fees ..........................................         24,161
  Audit and legal fees .....................................         68,994
  Other expenses ...........................................         65,964
                                                              ----------------
      Total expenses .......................................      2,625,900
                                                              ----------------

      Net investment income ................................     23,499,426
                                                              ----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized loss on investments (note 4) ................    (10,259,308)
  Net realized loss on closed put option contracts (note
    4) .....................................................     (2,113,000)
  Net realized loss on closed interest rate swap
    transactions ...........................................     (8,598,317)
  Net realized gain on closed futures contracts ............        209,151
                                                              ----------------
    Net realized loss on investments .......................    (20,761,474)
  Net change in unrealized appreciation or depreciation of
    investments ............................................     17,558,315
                                                              ----------------
    Net loss on investments ................................     (3,203,159)
                                                              ----------------

      Net increase in net assets resulting from
        operations ....................................... $     20,296,267
                                                              ----------------
                                                              ----------------
* FORMERLY AMERICAN ADJUSTABLE RATE TERM TRUST 1998

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED AUGUST 31, 1995

                                                              Adjustable Rate
                                                                  Mortgage
                                                              Securities Fund*
                                                              ----------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Interest and fee income ................................ $     26,125,326
  Expenses .................................................     (2,625,900)
                                                              ----------------
      Net investment income ................................     23,499,426
                                                              ----------------

Adjustments to reconcile net investment income to cash
  provided by operating activities:
    Change in accrued interest and mortgage security
      principal paydowns receivable ........................        929,586
    Net amortization of bond discount and premium ..........     (3,285,176)
    Change in accrued fees and expenses ....................       (350,656)
                                                              ----------------
      Total adjustments ....................................     (2,706,246)
                                                              ----------------

      Net cash provided by operating activities ............     20,793,180
                                                              ----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sales of investments .......................    391,566,255
  Purchases of investments .................................   (178,008,758)
  Net sales of short-term securities .......................     31,512,303
  Cash paid for interest rate swap transactions ............    (10,301,092)
  Net variation margin receipts for futures contracts ......        209,151
  Receipts from closed put option contracts ................        500,500
                                                              ----------------
      Net cash provided by investing activities ............    235,478,359
                                                              ----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Tender of fund shares (note 7) ...........................    (79,726,515)
  Net payments for reverse repurchase agreements ...........   (145,000,000)
  Retirement of fund shares (note 6) .......................     (3,756,297)
  Distributions paid to shareholders .......................    (27,746,007)
                                                              ----------------
      Net cash used by financing activities ................   (256,228,819)
                                                              ----------------
  Net increase in cash .....................................         42,720
  Cash at beginning of year ................................         59,224
                                                              ----------------

      Cash at end of year ................................ $        101,944
                                                              ----------------
                                                              ----------------

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse repurchase
    agreements ........................................... $      3,695,590
                                                              ----------------
                                                              ----------------
* FORMERLY AMERICAN ADJUSTABLE RATE TERM TRUST 1998

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
ADJUSTABLE RATE MORTGAGE SECURITIES FUND*

                                                                 Year Ended         Year Ended
                                                                  8/31/95            8/31/94
                                                              ----------------   ----------------

OPERATIONS:
  Net investment income .................................. $        23,499,426         33,892,114
  Net realized loss on investments .........................       (20,761,474)       (25,012,875)
  Net change in unrealized appreciation or depreciation of
    investments ............................................        17,558,315        (25,676,685)
                                                              ----------------   ----------------

    Net increase (decrease) in net assets resulting from
      operations ...........................................        20,296,267        (16,797,446)
                                                              ----------------   ----------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ...............................       (27,746,007)       (31,740,989)
                                                              ----------------   ----------------

CAPITAL SHARE TRANSACTIONS:
  Payments for tender of 9,135,819 shares (note 7) .........       (79,726,515)                --
  Payments for retirement of 488,000 and 335,000 shares,
    respectively (note 6) ..................................        (3,579,372)        (2,768,772)
                                                              ----------------   ----------------
    Decrease in net assets from capital share
      transactions .........................................       (83,305,887)        (2,768,772)
                                                              ----------------   ----------------
      Total decrease in net assets .........................       (90,755,627)       (51,307,207)

Net assets at beginning of year ............................       500,061,752        551,368,959
                                                              ----------------   ----------------

Net assets at end of year ................................ $       409,306,125        500,061,752
                                                              ----------------   ----------------
                                                              ----------------   ----------------

Undistributed net investment income ...................... $                --          7,060,244
                                                              ----------------   ----------------
                                                              ----------------   ----------------
* FORMERLY AMERICAN ADJUSTABLE RATE TERM TRUST 1998

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION
                 These financial statements present financial information of American Adjustable Rate Term Trust 1998 (DDJ). For financial reporting purposes, DDJ is considered the surviving entity of the merger of American Adjustable Rate Term Trust 1996 (BDJ), American Adjustable Rate Term Trust 1997 (CDJ), American Adjustable Rate Term Trust 1998 (DDJ) and American Adjustable Rate Term Trust 1999
                 (EDJ) into Piper Funds Inc. - II Adjustable
                 Rate Mortgage Securities Fund, which was effective September 1, 1995. As such, only historical financial information of DDJ is relevant with respect to the future financial reporting of Piper Funds Inc. - II Adjustable Rate Mortgage Securities Fund.
                 Piper Funds Inc. - II was incorporated on
                 April 10, 1995 and is registered under the Investment Company Act of 1940 (as amended) as a single, open-end management investment company. The company currently includes only the Adjustable Rate Mortgage Securities Fund, which is classified as a diversified fund. The company's articles of incorporation permit the board of directors to create additional funds in the future.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
                 INVESTMENTS IN SECURITIES
                 The values of fixed income securities are determined using pricing services or prices quoted by independent brokers. Exchange-listed options are valued at the last sale price and open financial futures contracts are valued at the last settlement price. When market quotations are not readily available, securities are valued at fair value according to methods selected in good faith by the board of directors. Short-term securities with maturities of 60 days or less are valued at amortized cost which approximates market value.

                 Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium computed on a level-yield basis, is accrued daily.

                 OPTION TRANSACTIONS
                 For hedging purposes, DDJ could buy put and call options, write covered call options on portfolio securities, write cash-secured puts, and write call options that are not covered for cross-hedging purposes. DDJ also could write over-the-counter options where the completion of the obligation is dependent upon the credit standing of another party. Effective September 1, 1995, Adjustable Rate Mortgage Securities Fund may only purchase and write put and call options which are exchange-traded and cannot write call options that are not covered. The risk in writing a call option is that the fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the fund pays a premium whether or not the option is exercised. The fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

                 Option contracts are valued daily, and
                 unrealized appreciation or depreciation is recorded. The fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

                 FUTURES TRANSACTIONS
                 In order to gain exposure to or protect
                 against changes in the market, the fund may buy and sell interest rate futures contracts and related options. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                 Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The fund recognizes the realized gain or loss when the contract is closed or expires.

                 INTEREST RATE TRANSACTIONS
                 To preserve a return or spread on a particular investment or portion of its portfolio or for other non-speculative purposes, DDJ could enter into interest rate swaps and could purchase or sell interest rate caps and floors. Effective, September 1, 1995, Adjustable Rate Mortgage Securities Fund may purchase and sell interest rate caps and floors but cannot enter into interest rate swaps. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based notional principal amount from the party selling the interest rate floor.

                 If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there is risk that the positions may correlate imperfectly with the asset or liability being hedged. Other risks of entering into these transactions are that a liquid secondary market may not always exist, or that another party to a transaction may not perform.

                 For interest rate swaps, DDJ accrued weekly, as an increase or decrease to interest income, the net amount due or owed by the fund. Interest rate swap, cap and floor valuations are based on prices quoted by independent brokers. These valuations represent the net present value of all future cash settlement amounts based on implied forward interest rates.

                 SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                 Delivery and payment for securities that have been purchased by the fund on a forward-commitment or when-issued basis can take place one month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuations and may increase or decrease in value prior to their delivery. The fund maintains, in a segregated account with its custodian, cash or securities with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's NAV to the extent the fund makes such purchases while remaining substantially fully invested. As of August 31, 1995, the fund had outstanding when-issued or forward commitments of $25,109,375.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

                 Consistent with its ability to purchase
                 securities on a when-issued or forward-
                 commitment basis, DDJ entered into mortgage
                 "dollar rolls" in which the fund sold
                 securities for delivery in the current month and simultaneously contracted with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities. As an inducement to "roll over" its purchase commitments, the fund received negotiated fees. For the year ended August 31, 1995, such fees amounted to $300,962.

                 Effective September 1, 1995, Adjustable Rate
                 Mortgage Securities Fund will not enter into mortgage "dollar rolls" but may purchase securities on a when-issued basis with the intention of acquiring such securities for its portfolio.

                 FEDERAL TAXES
                 The fund's policy is to comply with the
                 requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required.

                 Net investment income and net realized gains
                 (losses) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income for tax purposes, and losses deferred due to "wash sale" and "straddle" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund. The fund will elect to utilize equalization debits, by which a portion of the fund's payments for tendered shares which occurred during the year ended August 31, 1995, will reduce undistributed net investment income for tax purposes.

                 On the statements of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment has been made to decrease undistributed net investment income by $2,813,663, decrease accumulated net realized losses by $2,690,897 and increase additional paid-in capital by $122,766.

                 DISTRIBUTIONS
                 DDJ paid monthly distributions from net
                 investment income. Realized capital gains, if any, were distributed on an annual basis. These distributions were recorded as of the close of business on the ex-dividend date. Such distributions were payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock.

                 Effective September 1, 1995, Adjustable Rate
                 Mortgage Securities Fund's distributions to shareholders from net investment income will be declared daily and paid monthly in cash or reinvested in additional shares. Distributions from net realized gains, if any, will be made on at least an annual basis.

                 REPURCHASE AGREEMENTS
                 For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government and agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreements. Provisions for all agreements ensure the daily market value of the collateral is in excess of the repurchase amount in the event of default.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(3) EXPENSES
                 DDJ had entered into the following agreements with Piper Capital Management Incorporated (the adviser and administrator):
                 The investment advisory agreement provided the adviser with a monthly investment management fee based on fund's average weekly net assets computed at the per-annum rate of 0.35%. For its fee, the adviser provided investment advice and, in general, conducted the management and investment activity of the fund.

                 The administration agreement provided the administrator with a monthly fee in an amount equal to an annualized rate of 0.15% of the fund's average weekly net assets. For its fee, the administrator provided certain reporting, regulatory and record-keeping services for the fund.

                 Effective September 1, 1995, Adjustable Rate
                 Mortgage Securities Fund is subject to an investment management agreement with Piper Capital Management Incorporated (Piper Capital) under which Piper Capital manages the fund's assets and furnishes related office facilities, equipment, research and personnel. The agreement requires the fund to pay Piper Capital a monthly fee based on its average daily net assets. The fee is equal to an annual rate of 0.35% of the first $500 million in net assets and 0.30% of net assets in excess of $500 million.

                 Effective September 1, 1995, Adjustable Rate
                 Mortgage Securities Fund will pay Piper
                 Jaffray Inc. (Piper Jaffray) a monthly fee for expenses incurred in the distribution and promotion of fund shares. The monthly fee is limited to a maximum of 1/12th of 0.15% of the fund's average daily net assets and is payable as a servicing fee.

                 In addition to these fees the fund is
                 responsible for paying most other operating expenses including outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal, auditing and accounting services, insurance, interest, taxes and other miscellaneous expenses.

(4) SECURITIES
    TRANSACTIONS
                 Cost of purchases and proceeds from sales of securities (other than temporary investments in short-term securities) for the year ended August 31, 1995, were $162,675,184 and
                 $400,581,863, respectively.

                 In order to hedge the value of adjustable rate mortgage securities under certain interest rate scenarios, the fund had purchased four-year U.S. Treasury put option contracts. As a result of the fund's changing investment strategies due to the impending merger, these options were closed in fiscal 1995. The resulting realized losses are disclosed in the Statement of Operations.

                 During the year ended August 31, 1995, the fund paid Piper Jaffray Inc., an affiliated broker, brokerage commissions of $1,700.

(5) CAPITAL LOSS
    CARRYOVER
                 For federal income tax purposes, the fund had capital loss carryovers of $47,094,867 at August 31, 1995. If these loss carryovers are not offset by subsequent capital gains, they will expire at various times during 1999 through 2002. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(6) RETIREMENT OF FUND
    SHARES
                 The board of directors of DDJ approved a plan to repurchase shares of the fund in the open market and retire those shares. Repurchases were only made when the previous day's closing market price was at a discount from net asset value. Daily repurchases were limited to 25% of the previous four weeks average daily trading volume on the New York Stock Exchange. Under the plan, cumulative repurchases were limited to 3% of the total shares originally issued. The plan was last reviewed and reapproved by the board of directors on August 18, 1995. Pursuant to the plan, the fund repurchased and retired 823,000 shares (1.44% of originally issued shares) as of August 31, 1995.
(7) TENDER OFFER OF
   FUND SHARES
                 On August 22, 1994, shareholders of DDJ
                 approved a fundamental policy that allowed shareholders to periodically tender their shares back to the fund at net asset value.

                 A tender offer to repurchase up to 25% of the fund's outstanding shares was mailed to shareholders on September 6, 1994. The deadline for participating in the offer was October 3, 1994. The repurchase price was determined on October 10, 1994, at the close of the New York Stock Exchange (4 p.m. Eastern
                 Time). Proceeds of the tender offer were paid to shareholders on October 17, 1994. The total proceeds (including tender fees) paid by the fund as well as the number and percentage of shares tendered are as follows:

                Percentage      Shares      Proceeds
                 Tendered      Tendered       Paid
              ---------------  ---------  ------------
                       16%     9,135,819  $ 79,726,515

(8) PENDING LITIGATION
                 On October 20, 1994, a complaint was filed by Herman D. Gordon in the U.S. District Court for the District of Minnesota against DDJ, EDJ, Piper Jaffray Companies Inc. (Piper Companies), Piper Capital Management Incorporated (Piper Capital), Piper Jaffray Inc. (Piper Jaffray) and certain associated individuals. A second complaint was filed on April 14, 1995, in the same court by Frank Donio, I.R.A., and other plaintiffs against BDJ, CDJ, DDJ and EDJ, Piper Companies, Piper Capital, Piper Jaffray and certain associated individuals. Plaintiffs in both actions filed a Consolidated Amended Class Action Complaint on May 23, 1995, alleging violations of certain federal and state securities laws. Piper Companies and Piper Capital have agreed to indemnify Piper Funds II Adjustable Rate Mortgage Securities Fund (as the successor by merger to BDJ, CDJ, DDJ and EDJ) against any expenses or losses incurred in connection with such complaint.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(9) SUBSEQUENT EVENT--
    MERGER
                 At the close of business on September 1, 1995, BDJ, CDJ, DDJ and EDJ merged into Piper Funds Inc. - II Adjustable Rate Mortgage Securities Fund, a diversified, open end management investment company. DDJ is considered the surviving entity for financial reporting purposes.
                 The following table presents the results of operations of DDJ for the period from August 31, 1995 to September 1, 1995 and the subsequent merger of net assets of BDJ, CDJ, DDJ and EDJ into Adjustable Rate Mortgage Securities Fund.

Net assets of DDJ (surviving entity for financial
 reporting purposes) on 8/31/95 ................ $     409,306,125
Results of operations on 9/1/95:
  Net investment income...........................          57,012
  Net realized gain (loss) on investments.........        (119,150)
  Net change in appreciation or depreciation of
   investments....................................         771,219
                                                    --------------
  Net increase in net assets resulting from
   operations.....................................         709,081
                                                    --------------
Capital share transactions:
  Redemption of 1,000 shares of DDJ for
   dissenters' rights.............................          (8,710)
                                                    --------------
  Net assets of DDJ to be merged into Adjustable
   Rate Mortgage
   Securities Fund................................     410,006,496
Merger of BDJ, CDJ and EDJ into Adjustable Rate
 Mortgage
 Securities Fund..................................     801,742,686
                                                    --------------
Net assets of Adjustable Rate Mortgage Securities
 Fund on 9/1/95 ................................ $   1,211,749,182
                                                    --------------
                                                    --------------

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(10) FINANCIAL
     HIGHLIGHTS
                 Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                                                                                              Period from
                                                        Year        Year Ended   Year Ended   1/30/92* to
                                                    Ended 8/31/95    8/31/94      8/31/93       8/31/92
                                                    -------------   ----------   ----------   -----------
PER-SHARE DATA

Net asset value, beginning of period ........... $       8.82           9.67         9.74        9.58
                                                       ------       ----------   ----------   -----------
Operations:
  Net investment income ..........................       0.51           0.60         0.69        0.43
  Net realized and unrealized gains (losses) on
    investments ..................................      (0.05)         (0.89)       (0.10)       0.08
                                                       ------       ----------   ----------   -----------
    Total from operations ........................       0.46          (0.29)        0.59        0.51
                                                       ------       ----------   ----------   -----------
Distributions to shareholders:
  From net investment income .....................      (0.58)         (0.56)       (0.66)      (0.35)
                                                       ------       ----------   ----------   -----------
Net asset value, end of period ................. $       8.70           8.82         9.67        9.74
                                                       ------       ----------   ----------   -----------
                                                       ------       ----------   ----------   -----------

SELECTED INFORMATION

Total investment return+ .........................       5.43%         (3.18%)       6.24%       5.49%

Net assets at end of period (in millions) ...... $        409            500          551         555
Ratio of expenses to average weekly net assets ...       0.63%          0.60%        0.58%       0.58%++
Ratio of net investment income to average weekly
  net assets .....................................       5.62%          6.39%        7.25%       7.70%++
Portfolio turnover rate (excluding short-term
  securities) ....................................         36%            39%          39%         41%
Amount of borrowings outstanding at end of period
  (in millions)** .............................. $         --            145          145         145
Average amount of borrowings outstanding during
  the period (in millions) ..................... $         57            145          149          90
Average number of shares outstanding during the
  period (in millions) ...........................         49             57           57          48
Average per-share amount of borrowings outstanding
  during the period ............................ $       1.19           2.55         2.62        1.82

*    COMMENCEMENT OF OPERATIONS OF AMERICAN ADJUSTABLE RATE TERM TRUST 1998.
** AMERICAN ADJUSTABLE RATE TERM TRUST 1998 WAS A CLOSED-END INVESTMENT MANAGEMENT COMPANY AND WAS PERMITTED TO ENTER INTO BORROWINGS FOR OTHER THAN TEMPORARY OR EMERGENCY PURPOSES. ADJUSTABLE RATE MORTGAGE SECURITIES FUND MAY BORROW ONLY FOR TEMPORARY OR EMERGENCY PURPOSES.
+ TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE, ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
++   ADJUSTED TO AN ANNUAL BASIS.

(11) QUARTERLY DATA
     (UNAUDITED)


                                                      Net Realized         Net Increase
                      Total                          and Unrealized     (Decrease) in Net      Distributions     Quarter End
                    Investment   Net Investment      Gains (Losses)      Assets Resulting   From Net Investment   Net Asset
Quarter Ended         Income         Income          on Investments      from Operations          Income            Value
------------------  ----------  -----------------  -------------------  ------------------  -------------------  -----------
                                             Per                  Per                 Per                  Per
                                  Amount    Share    Amount      Share    Amount     Share    Amount      Share
                                ----------  -----  -----------   -----  ----------   -----  -----------   -----
11/30/94         $   7,489,262   6,794,744  0.14   (13,697,529)  (0.27) (6,902,785)  (0.13)  (6,183,665)  (0.13)      8.56
2/28/95              5,803,517   5,246,655  0.11     5,743,189   0.13   10,989,844   0.24    (6,027,339)  (0.13)      8.67
5/31/95              6,436,106   5,797,320  0.13     4,308,420   0.09   10,105,740   0.22    (6,004,113)  (0.13)      8.76
8/31/95              6,396,441   5,660,707  0.13       442,761     --    6,103,468   0.13    (9,530,890)  (0.19)      8.70
                    ----------  ----------  -----  -----------   -----  ----------   -----  -----------   -----
                 $  26,125,326  23,499,426  0.51    (3,203,159)  (0.05) 20,296,267   0.46   (27,746,007)  (0.58)
                    ----------  ----------  -----  -----------   -----  ----------   -----  -----------   -----
                    ----------  ----------  -----  -----------   -----  ----------   -----  -----------   -----

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

ADJUSTABLE RATE MORTGAGE SECURITIES FUND*
AUGUST 31, 1995

                                                           Principal        Market
Name of Issuer                                               Amount        Value (a)
---------------------------------------------------------  ----------     -----------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT SECURITIES (10.2%):
   U.S. Treasury Note, 4.75%, 2/15/97 ................. $  27,000,000      26,613,359
   U.S. Treasury Note, 6.38%, 6/30/97 ...................  15,000,000      15,150,000
                                                                          -----------

    Total U.S. Government Securities
     (cost: $41,878,373) ................................                  41,763,359
                                                                          -----------

MORTGAGE-BACKED SECURITIES (75.7%):
 U.S. AGENCY ADJUSTABLE RATE MORTGAGES (42.6%):
   7.45%, FHLMC, 2/1/22 .................................  10,785,510      10,932,733
   7.81%, FHLMC, 2/1/22 .................................  15,722,930      16,198,549
   7.52%, FHLMC, 8/1/23 .................................   6,351,483       6,530,849
   7.13%, FHLMC, 11/1/16 ................................   3,475,532       3,526,414
   8.00%, FHLMC, 5/1/17 .................................   3,581,365       3,639,956
   7.74%, FHLMC, 1/1/21 .................................   5,837,805       5,945,688
   6.13%, FHLMC, 10/1/23 ................................   2,929,008       2,974,319
   7.54%, FNMA, 9/1/17 ..................................   3,837,284       3,908,043
   7.29%, FNMA, 5/1/18 ..................................   5,921,419       6,029,485
   7.23%, FNMA, 7/1/17 ..................................   6,204,118       6,320,011
   7.80%, FNMA, 7/1/19 ..................................   2,756,865       2,832,320
   7.53%, FNMA, 11/1/20 .................................   5,057,917       5,073,698
   7.23%, FNMA, 11/1/17 .................................   9,818,814       9,931,141
   7.89%, FNMA, 7/1/19 ..................................   3,970,383       4,083,658
   7.41%, FNMA, 11/1/21 .................................   7,031,651       7,165,674
   7.31%, FNMA, 10/1/20 .................................   3,445,723       3,355,272
   7.01%, FNMA, 12/1/23 .................................   1,528,113       1,567,935
   6.09%, FNMA, 2/1/24 ..................................   3,863,831       3,945,512
   6.00%, GNMA II, 7/20/22 ..............................   8,224,187       8,303,139
   6.50%, GNMA II, 7/20/22 ..............................   7,882,746       7,985,142
   7.00%, GNMA II, 5/20/22 ..............................   3,033,839       3,071,246
   7.00%, GNMA II, 6/20/22 ..............................   8,463,131       8,582,969
   7.38%, GNMA II, 6/20/23 ..............................   8,072,570       8,205,121
   7.00%, GNMA II, 8/20/23 ..............................   8,920,228       9,050,464
   6.00%, GNMA II, 9/1/25 ...............................  25,000,000(b)   25,015,750
                                                                          -----------
                                                                          174,175,088
                                                                          -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS AND
 OTHER MORTGAGE-BACKED SECURITIES (C) (33.1%):
  U.S. AGENCY FIXED RATE (0.5%):
   8.13%, FNMA, Series 1991-66, Class E, 4/25/18 ........   2,125,025       2,119,266
                                                                          -----------
 U.S. AGENCY FLOATING RATE (11.1%):
   6.44%, FHLMC, Series 1377, Class F, LIBOR, 9/15/07 ...   5,855,599       5,835,222
   6.44%, FHLMC, Series 1401, Class K, LIBOR, 9/15/20 ...   2,520,900       2,530,706
   6.34%, FHLMC, Series 1508, Class J, LIBOR, 9/15/19 ...   3,025,788       3,025,577
   6.44%, FHLMC, Series 1603, Class G, LIBOR, 4/15/21 ...   1,670,525       1,677,424
   6.29%, FHLMC, Series 1724, Class F, LIBOR, 5/15/01 ...  12,499,787      12,498,662
   6.50%, FHLMC, Series 29, Class FA, LIBOR, 3/25/23 ....   7,000,000       7,025,760
   6.57%, FNMA, Series 1992-144, Class FA, LIBOR,
    9/25/07 .............................................   2,153,548       2,162,937
   6.42%, FNMA, Series 1994-87, Class F, LIBOR,
    3/25/09 .............................................  10,478,681      10,477,529
                                                                          -----------
                                                                           45,233,817
                                                                          -----------

                                                           Principal        Market
Name of Issuer                                               Amount        Value (a)
---------------------------------------------------------  ----------     -----------
 PRIVATE FLOATING RATE (21.5%):
   7.79%, Donaldson, Lufkin and Jenrette, Series
    1992-MF3, Class A3, 5/25/22 ....................... $   5,000,000       5,078,125
   7.94%, Merrill Lynch Mortgage Investor, Series 1988-V,
    1/25/19 .............................................     986,446         971,649
   6.73%, Merrill Lynch Mortgage Investors, Series
    1992-C, Class A-2, 6/15/17 ..........................  25,000,000      25,136,700
   7.69%, Residential Funding Corporation, Series
    1992-S25, Class A, 3/25/22 ..........................  11,294,780      11,402,708
   7.81%, Residential Funding Corporation, Series
    1993-S8, Class A, 2/25/23 ...........................   7,469,956       7,620,888
   7.55%, Resolution Trust Corporation, Series 1992-4,
    Class B2, 7/25/28 ...................................  10,000,426       9,553,532
   7.73%, Resolution Trust Corporation, Series 1992-6,
    Class B3, 1/25/26 ...................................  13,342,997      13,342,997
   7.15%, Sears Mortgage Securities, Series 1991-K, Class
    A1, 9/25/21 .........................................  15,175,623      15,061,808
                                                                          -----------
                                                                           88,168,407
                                                                          -----------

    Total Mortgage-Backed Securities
     (cost: $313,756,064)  ..............................                 309,696,578
                                                                          -----------

SHORT-TERM SECURITIES (17.3%):
   Repurchase agreement with Goldman Sachs in a joint
    trading account collateralized by U.S. government
    agency securities, acquired on 8/31/95, accrued
    interest at repurchase date of $11,275, 5.82%, 9/1/95
    (cost: $70,714,000) .................................  70,714,000      70,714,000
                                                                          -----------

    Total Investments in Securities
     (cost: $426,348,437) (d) ......................... $                 422,173,937
                                                                          -----------
                                                                          -----------

NOTES TO INVESTMENTS IN SECURITIES:

(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B) ON AUGUST 31, 1995, THE TOTAL COST OF INVESTMENTS PURCHASED ON A WHEN-ISSUED BASIS WAS $25,109,375.
(C)  DESCRIPTIONS OF CERTAIN COLLATERALIZED MORTGAGE OBLIGATIONS ARE AS FOLLOWS:
         LIBOR - LONDON INTERBANK OFFERED RATE.
         FLOATING RATE - REPRESENT SECURITIES THAT PAY INTEREST AT RATES THAT
          INCREASE (DECREASE) WITH AN INCREASE (DECREASE) IN A SPECIFIED INDEX.
(D) ALSO REPRESENTS COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION .... $     148,172
      GROSS UNREALIZED DEPRECIATION ......  (4,322,672)
                                            ----------
        NET UNREALIZED APPRECIATION: ... $  (4,174,500)
                                            ----------
                                            ----------

* FORMERLY AMERICAN ADJUSTABLE RATE TERM TRUST 1998

--------------------------------------------------------------------------------
                          INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS
PIPER FUNDS INC. - II ADJUSTABLE RATE MORTGAGE SECURITIES FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Piper Funds Inc. - II Adjustable Rate Mortgage Securities Fund (formerly American Adjustable Rate Term Trust Inc.
- 1998) as of August 31, 1995, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended August 31, 1995 and the financial highlights presented in footnote 10 to the financial statements. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and, where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Piper Funds Inc. - II Adjustable Rate Mortgage Securities Fund (formerly American Adjustable Rate Term Trust Inc. - 1998) as of August 31, 1995, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period ended August 31, 1995 and the financial highlights presented in footnote 10 to the financial statements, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
October 13, 1995

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 1995

                                                   American      American      American
                                                  Adjustable    Adjustable    Adjustable
                                                  Rate Term     Rate Term     Rate Term
                                                  Trust 1996    Trust 1997    Trust 1999
                                                 ------------  ------------  ------------

ASSETS:
  Investments in securities at market value*
    (including repurchase agreements of
    $14,394,000; $54,501,000 and $49,871,000,
    respectively) (note 2) .................. $   186,645,080   373,531,591   256,753,174
  Cash in bank on demand deposit ..............       100,302       750,846       102,236
  Receivable for investment securities sold ...            --     2,760,877     1,583,544
  Receivable for put options closed ...........           100        35,200            --
  Accrued interest receivable .................     1,068,066     2,230,059     1,371,910
  Mortgage security principal paydowns
    receivable ................................     1,046,771       736,142     1,723,902
                                                 ------------  ------------  ------------
      Total assets ............................   188,860,319   380,044,715   261,534,766
                                                 ------------  ------------  ------------

LIABILITIES:
  Payable for investment securities purchased
    on a when-issued basis (note 2) ...........            --    10,043,750    20,087,500
  Accrued investment management fee ...........        57,256       111,084        71,756
  Accrued administrative fee ..................        24,538        47,608        30,753
                                                 ------------  ------------  ------------
      Total liabilities .......................        81,794    10,202,442    20,190,009
                                                 ------------  ------------  ------------
Net assets applicable to outstanding capital
  stock ..................................... $   188,778,525   369,842,273   241,344,757
                                                 ------------  ------------  ------------
                                                 ------------  ------------  ------------

REPRESENTED BY:
  Capital stock - authorized 1 billion shares
    of $0.01 par value; outstanding,
    21,846,582; 42,433,699 and 28,114,172
    shares, respectively ......................       218,466       424,337       281,142
  Additional paid-in capital ..................   211,965,074   413,266,384   274,572,715
  Accumulated net realized loss on
    investments ...............................   (21,547,695)  (41,083,019)  (31,946,977)
  Unrealized depreciation of investments ......    (1,857,320)   (2,765,429)   (1,562,123)
                                                 ------------  ------------  ------------
      Total - representing net assets
       applicable to outstanding capital
       stock ................................ $   188,778,525   369,842,273   241,344,757
                                                 ------------  ------------  ------------
                                                 ------------  ------------  ------------

Net asset value per share of outstanding
  capital stock ............................. $          8.64          8.72          8.58
                                                 ------------  ------------  ------------
                                                 ------------  ------------  ------------

* Investments in securities at identified
  cost ...................................... $   188,502,400   376,297,020   258,315,297
                                                 ------------  ------------  ------------
                                                 ------------  ------------  ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1995

                                                      American       American       American
                                                     Adjustable     Adjustable     Adjustable
                                                     Rate Term      Rate Term      Rate Term
                                                     Trust 1996     Trust 1997     Trust 1999
                                                    ------------   ------------   ------------

INCOME:
  Interest (net of interest expense of $1,525,774;
    $3,877,530 and $2,047,360, respectively) ... $   12,520,399     23,582,776      15,318,759
  Fee income (note 2) ............................      130,648        356,398         197,723
                                                    ------------   ------------   ------------
      Total investment income ....................   12,651,047     23,939,174      15,516,482
                                                    ------------   ------------   ------------

EXPENSES (NOTE 3):
  Investment management fee ......................      707,664      1,335,931         856,890
  Administrative fee .............................      303,285        572,542         367,239
  Custodian, accounting and transfer agent
    fees .........................................      141,073        196,056         136,121
  Reports to shareholders ........................      113,392        187,950         104,909
  Directors' fees ................................       15,711         22,661          22,661
  Audit and legal fees ...........................       69,473         74,040          67,639
  Federal excise tax expense (note 2) ............       87,791             --              --
  Other expenses .................................       59,534         63,377          83,071
                                                    ------------   ------------   ------------
      Total expenses .............................    1,497,923      2,452,557       1,638,530
                                                    ------------   ------------   ------------

      Net investment income ......................   11,153,124     21,486,617      13,877,952
                                                    ------------   ------------   ------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
INVESTMENTS:
  Net realized loss on investments (note 4) ......   (3,157,265)    (6,307,138)     (7,106,564)
  Net realized loss on closed put option contracts
    (note 4) .....................................   (1,528,700)    (2,494,400)       (870,500)
  Net realized gain (loss) on closed interest rate
    swap transactions ............................      527,325      1,284,681      (7,968,122)
  Net realized gain on closed futures
    contracts ....................................       75,712        148,300         116,228
                                                    ------------   ------------   ------------
    Net realized loss on investments .............   (4,082,928)    (7,368,557)    (15,828,958)
  Net change in unrealized appreciation or
    depreciation of investments ..................    4,093,903      7,457,863      12,552,689
                                                    ------------   ------------   ------------
    Net gain (loss) on investments ...............       10,975         89,306      (3,276,269)
                                                    ------------   ------------   ------------

      Net increase in net assets resulting from
       operations .............................. $   11,164,099     21,575,923      10,601,683
                                                    ------------   ------------   ------------
                                                    ------------   ------------   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED AUGUST 31, 1995

                                                American       American       American
                                               Adjustable     Adjustable     Adjustable
                                                Rate Term      Rate Term      Rate Term
                                               Trust 1996     Trust 1997     Trust 1999
                                              -------------  -------------  -------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Interest and fee income ................ $     12,651,047     23,939,174     15,516,482
  Expenses .................................     (1,497,923)    (2,452,557)    (1,638,530)
                                              -------------  -------------  -------------
      Net investment income ................     11,153,124     21,486,617     13,877,952
                                              -------------  -------------  -------------

Adjustments to reconcile net investment
  income to cash provided by operating
  activities:
    Change in accrued interest and mortgage
     security principal paydowns
     receivable ............................        707,294        370,513       (428,229)
    Net amortization of bond discount and
     premium ...............................     (1,330,614)    (3,619,847)    (1,804,080)
    Change in accrued fees and expenses ....       (284,376)      (373,189)      (167,712)
                                              -------------  -------------  -------------
      Total adjustments ....................       (907,696)    (3,622,523)    (2,400,021)
                                              -------------  -------------  -------------

      Net cash provided by operating
       activities ..........................     10,245,428     17,864,094     11,477,931
                                              -------------  -------------  -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sales of investments .......    160,411,931    370,520,124    264,553,164
  Purchases of investments .................    (56,156,777)  (168,270,994)  (131,072,083)
  Net sales of short-term securities .......     19,391,621      3,383,866     12,489,307
  Cash received (paid) for interest rate
    swap transactions ......................        527,325      1,284,681     (9,245,203)
  Net variation margin receipts for futures
    contracts ..............................         75,712        148,300        116,228
  Receipts from closed put option
    contracts ..............................             --         46,000      1,139,500
                                              -------------  -------------  -------------
      Net cash provided by investing
       activities ..........................    124,249,812    207,111,977    137,980,913
                                              -------------  -------------  -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Tender of fund shares (note 7) ...........    (42,903,162)   (65,042,645)   (47,240,592)
  Net payments for reverse repurchase
    agreements .............................    (70,000,000)  (125,000,000)   (85,000,000)
  Retirement of fund shares (note 6) .......     (1,454,560)    (3,544,849)    (2,045,751)
  Distributions paid to shareholders .......    (20,175,730)   (30,683,252)   (15,320,596)
                                              -------------  -------------  -------------
      Net cash used by financing
       activities ..........................   (134,533,452)  (224,270,746)  (149,606,939)
                                              -------------  -------------  -------------
  Net increase (decrease) in cash ..........        (38,212)       705,325       (148,095)
  Cash at beginning of year ................        138,514         45,521        250,331
                                              -------------  -------------  -------------

      Cash at end of year ................ $        100,302        750,846        102,236
                                              -------------  -------------  -------------
                                              -------------  -------------  -------------

Supplemental disclosure of cash flow
  information:
  Cash paid for interest on reverse
    repurchase agreements ................ $      1,789,441      4,219,747      2,191,535
                                              -------------  -------------  -------------
                                              -------------  -------------  -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
AMERICAN ADJUSTABLE RATE TERM TRUST 1996

                                                               Year Ended    Year Ended
                                                                8/31/95       8/31/94
                                                              ------------  ------------

OPERATIONS:
  Net investment income .................................. $    11,153,124    17,520,126
  Net realized loss on investments .........................    (4,082,928)  (10,318,058)
  Net change in unrealized appreciation or depreciation of
    investments ............................................     4,093,903    (9,945,239)
                                                              ------------  ------------

    Net increase (decrease) in net assets resulting from
     operations ............................................    11,164,099    (2,743,171)
                                                              ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ...............................   (20,175,730)  (12,495,376)
                                                              ------------  ------------

CAPITAL SHARE TRANSACTIONS:
  Payments for tender of 4,767,018 shares (note 7) .........   (42,903,162)           --
  Payments for retirement of 173,700 and 142,700 shares,
    respectively (note 6) ..................................    (1,394,350)   (1,215,470)
                                                              ------------  ------------
    Decrease in net assets from capital share
     transactions ..........................................   (44,297,512)   (1,215,470)
                                                              ------------  ------------
      Total decrease in net assets .........................   (53,309,143)  (16,454,017)

Net assets at beginning of year ............................   242,087,668   258,541,685
                                                              ------------  ------------

Net assets at end of year ................................ $   188,778,525   242,087,668
                                                              ------------  ------------
                                                              ------------  ------------

Undistributed net investment income ...................... $            --    10,238,410
                                                              ------------  ------------
                                                              ------------  ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
AMERICAN ADJUSTABLE RATE TERM TRUST 1997

                                                               Year Ended    Year Ended
                                                                8/31/95       8/31/94
                                                              ------------  ------------

OPERATIONS:
  Net investment income .................................. $    21,486,617    31,764,264
  Net realized loss on investments .........................    (7,368,557)  (23,803,088)
  Net change in unrealized appreciation or depreciation of
    investments ............................................     7,457,863   (19,413,596)
                                                              ------------  ------------

    Net increase (decrease) in net assets resulting from
     operations ............................................    21,575,923   (11,452,420)
                                                              ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ...............................   (30,683,252)  (26,867,223)
                                                              ------------  ------------

CAPITAL SHARE TRANSACTIONS:
  Payments for tender of 7,396,113 shares (note 7) .........   (65,042,645)           --
  Payments for retirement of 420,100 and 290,700 shares,
    respectively (note 6) ..................................    (3,396,318)   (2,437,499)
                                                              ------------  ------------
    Decrease in net assets from capital share
     transactions ..........................................   (68,438,963)   (2,437,499)
                                                              ------------  ------------
      Total decrease in net assets .........................   (77,546,292)  (40,757,142)

Net assets at beginning of year ............................   447,388,565   488,145,707
                                                              ------------  ------------

Net assets at end of year ................................ $   369,842,273   447,388,565
                                                              ------------  ------------
                                                              ------------  ------------

Undistributed net investment income ...................... $            --    11,548,663
                                                              ------------  ------------
                                                              ------------  ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
AMERICAN ADJUSTABLE RATE TERM TRUST 1999

                                                               Year Ended    Year Ended
                                                                8/31/95       8/31/94
                                                              ------------  ------------

OPERATIONS:
  Net investment income .................................. $    13,877,952    20,160,682
  Net realized loss on investments .........................   (15,828,958)  (17,443,179)
  Net change in unrealized appreciation or depreciation of
    investments ............................................    12,552,689   (14,015,353)
                                                              ------------  ------------

    Net increase (decrease) in net assets resulting from
     operations ............................................    10,601,683   (11,297,850)
                                                              ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ...............................   (15,320,596)  (19,270,500)
  In excess of net realized gains (note 2) .................            --      (183,586)
                                                              ------------  ------------
    Total distributions ....................................   (15,320,596)  (19,454,086)
                                                              ------------  ------------

CAPITAL SHARE TRANSACTIONS:
  Payments for tender of 5,535,062 shares (note 7) .........   (47,240,592)           --
  Payments for retirement of 237,000 and 205,100 shares,
    respectively (note 6) ..................................    (1,854,628)   (1,674,424)
                                                              ------------  ------------
    Decrease in net assets from capital share
     transactions ..........................................   (49,095,220)   (1,674,424)
                                                              ------------  ------------
      Total decrease in net assets .........................   (53,814,133)  (32,426,360)

Net assets at beginning of year ............................   295,158,890   327,585,250
                                                              ------------  ------------

Net assets at end of year ................................ $   241,344,757   295,158,890
                                                              ------------  ------------
                                                              ------------  ------------

Undistributed net investment income ...................... $            --     2,115,191
                                                              ------------  ------------
                                                              ------------  ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION
                 American Adjustable Rate Term Trusts 1996
                 (BDJ), 1997 (CDJ) and 1999 (EDJ) are
                 registered under the Investment Company Act of 1940 (as amended) as diversified, closed-end management investment companies. BDJ, CDJ and EDJ commenced operations on September 27, 1990; July 24, 1991; and September 24, 1992;
                 respectively, upon completion of initial public offerings of common stock. Shares of the funds stopped trading on the New York Stock Exchange and the Chicago Stock Exchange on August 24, 1995. As discussed in footnote 9, the funds' shareholders approved a plan to merge all of the funds' net assets, along with the net assets of American Adjustable Rate Term Trust 1998 (DDJ) into Piper Funds Inc. - II Adjustable Rate Mortgage Securities Fund, a diversified, open-end investment company, effective September 1, 1995.
(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
                 INVESTMENTS IN SECURITIES
                 The values of fixed income securities are determined using pricing services or prices quoted by independent brokers. Exchange-listed options are valued at the last sale price and open financial futures contracts are valued at the last settlement price. When market quotations are not readily available, securities are valued at fair value according to methods selected in good faith by the board of directors. Short-term securities with maturities of 60 days or less are valued at amortized cost which approximates market value.

                 Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium computed on a level-yield basis, is accrued daily.

                 OPTION TRANSACTIONS
                 For hedging purposes, the funds may buy and sell put and call options, write covered call options on portfolio securities, write cash-secured puts, and write call options that are not covered for cross-hedging purposes. The risk in writing a call option is that a fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a fund pays a premium whether or not the option is exercised. A fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The funds also may write over-the-counter options where the completion of the obligation is dependent upon the credit standing of another party.

                 Option contracts are valued daily, and
                 unrealized appreciation or depreciation is recorded. A fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

                 FUTURES TRANSACTIONS
                 In order to gain exposure to or protect
                 against changes in the market, the funds may buy and sell interest rate futures contracts and related options. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                 Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

                 value. Subsequent payments (variation margin) are made or received by a fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires.

                 INTEREST RATE TRANSACTIONS
                 To preserve a return or spread on a particular investment or portion of its portfolio or for other non-speculative purposes, the funds may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based notional principal amount from the party selling the interest rate floor.

                 If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there is risk that the positions may correlate imperfectly with the asset or liability being hedged. Other risks of entering into these transactions are that a liquid secondary market may not always exist, or that another party to a transaction may not perform.

                 For interest rate swaps, the funds accrue weekly, as an increase or decrease to interest income, the current net amount due or owed by the funds. Interest rate swap, cap and floor valuations are based on prices quoted by independent brokers. These valuations represent the net present value of all future cash settlement amounts based on implied forward interest rates. As of August 31, 1995, the funds had no open interest rate swap agreements.

                 SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                 Delivery and payment for securities that have been purchased by the funds on a forward-commitment or when-issued basis can take place one month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuations and may increase or decrease in value prior to their delivery. The funds maintain, in segregated accounts with their custodian, securities with a market value equal to the amount of their purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the funds' NAVs to the extent the funds make such purchases while remaining substantially fully invested. As of August 31, 1995, CDJ and EDJ had $10,043,750 and $20,087,500 of outstanding when-issued or forward commitments, respectively.

                 Consistent with their ability to purchase securities on a when-issued or forward-commitment basis, the funds may enter into mortgage "dollar rolls" in which the funds sell securities for delivery in the current month and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities. As an inducement to "roll over" their purchase commitments, the funds receive negotiated fees. For the year ended August 31, 1995, such fees earned by the funds amounted to $130,648; $356,398 and $197,723 for BDJ,
                 CDJ and EDJ, respectively.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

                 FEDERAL TAXES
                 Each fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. However, BDJ incurred federal excise taxes of $87,791 ($0.004 per share) on income retained by the fund during the 1994 excise tax year.

                 Net investment income and net realized gains
                 (losses) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income for tax purposes, and losses deferred due to "wash sale" and "straddle" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions of certain book-to-tax differences is presented an as "excess distribution" in the statement of changes in net assets and the financial highlights. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund. The funds will elect to utilize equalization debits, by which a portion of the funds' payments for tendered shares which occurred during the year ended August 31, 1995, will reduce undistributed net investment income for tax purposes.

                 On the statements of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments have been made as follows:

                                            BDJ        CDJ        EDJ
                                         ---------  ---------  ----------
Decrease accumulated net realized loss
 on investments ..................... $  1,242,744  2,160,720   1,694,852
Decrease undistributed net investment
 income ............................. $  1,215,804  2,352,028     672,547
Increase (decrease) additional paid-in
 capital ............................ $    (26,940)   191,308  (1,022,305)

                 DISTRIBUTIONS
                 The funds pay monthly distributions from net investment income. Realized capital gains, if any, will be distributed on an annual basis. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the funds' dividend reinvestment plan, reinvested in additional shares of the funds' common stock. Under the plan, fund shares are purchased in the open market.

                 REPURCHASE AGREEMENTS
                 For repurchase agreements entered into with certain broker-dealers, the funds along with other affiliated registered investment companies may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government and agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the funds' custodian bank until maturity of the repurchase agreements. Provisions for all agreements ensure the daily market value of the collateral is in excess of the repurchase amount in the event of default.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(3) EXPENSES
                 The funds have entered into the following agreements with Piper Capital Management Incorporated (the adviser and administrator):
                 The investment advisory agreement provides the adviser with a monthly investment management fee based on each fund's average weekly net assets computed at the per-annum rate of 0.35%. For its fee, the adviser provides investment advice and, in general, conducts the management and investment activity of the fund.

                 The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.15% of the each fund's average weekly net assets. For its fee, the administrator provides certain reporting, regulatory and record-keeping services for the funds.

                 In addition to the investment management fee and the administrative fee, the funds are responsible for paying most other operating expenses including outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal, auditing and accounting services, insurance, interest, taxes and other miscellaneous expenses.

(4) SECURITIES
    TRANSACTIONS
                 Cost of purchases and proceeds from sales of securities (other than temporary investments in short-term securities) for the year ended
                 August 31, 1995, were as follows:

                                                                  Sales
                                                  Purchases      Proceeds
                                                 ------------  ------------
BDJ ......................................... $    33,098,233   160,411,931
CDJ ......................................... $   117,981,466   373,281,001
EDJ ......................................... $   113,965,226   266,136,708

                 During the year ended August 31, 1995, the funds paid Piper Jaffray Inc., an affiliated broker, brokerage commissions of $850; $1,700 and $850 for BDJ, CDJ and EDJ, respectively.

                 In order to hedge the value of adjustable rate mortgage securities under certain interest rate scenarios, each fund had purchased four-year U.S. Treasury note put option contracts. As a result of the funds' changing investment strategies due to the impending merger, these options were closed in fiscal 1995. The resulting realized losses are disclosed in the Statement of Operations.

(5) CAPITAL LOSS
    CARRYOVER
                 For federal income tax purposes, the funds had capital loss carryovers of $21,547,695; $41,083,019 and $31,946,977 for BDJ, CDJ and
                 EDJ, respectively, at August 31, 1995. If these loss carryovers are not offset by subsequent capital gains, they will expire at various times during 1998 through 2002.

(6) RETIREMENT OF FUND
    SHARES
                 The funds' board of directors approved a plan to repurchase shares of the funds in the open market and retire those shares. Repurchases are only made when the previous day's closing market price was at a discount from net asset value. Daily repurchases are limited to 25% of the previous four weeks average daily trading volume on the New York Stock Exchange. Under the current plan, cumulative repurchases in each fund cannot exceed 3% of the total shares originally issued. The plan was last reviewed and reapproved by the board of directors on August 18, 1995. Pursuant to the plan, the funds have repurchased and retired the following cumulative number of shares as of August 31, 1995:

                                                Shares      Percent of Shares
                                             Repurchased    Originally Issued
                                             ------------  -------------------
BDJ .......................................      316,400            1.17%
CDJ .......................................      710,800            1.41%
EDJ .......................................      442,100            1.30%

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(7) TENDER OFFER OF
    FUND SHARES
                 On August 22, 1994, shareholders of the funds approved a fundamental policy that allows shareholders of BDJ, CDJ and EDJ to periodically tender their shares back to the respective fund at net asset value.

                 A tender offer to repurchase up to 25% of each fund's outstanding shares was mailed to shareholders on September 6, 1994. The deadline for participating in the offer was October 3, 1994. The repurchase prices were determined on October 10, 1994, at the close of the New York Stock Exchange (4 p.m. Eastern
                 Time). Proceeds of the tender offer were paid to shareholders on October 17, 1994. The total proceeds (including tender fees) paid by the funds as well as the number and percentage of shares tendered are as follows:

                                         Percentage      Shares      Proceeds
                                          Tendered      Tendered       Paid
                                       ---------------  ---------  ------------
BDJ .................................           18%     4,767,018  $ 42,903,162
CDJ .................................           15%     7,396,113  $ 65,042,645
EDJ .................................           16%     5,535,062  $ 47,240,592

(8) PENDING LITIGATION
                 On October 20, 1994, a complaint was filed by Herman D. Gordon in the U.S. District Court for the District of Minnesota against DDJ and EDJ, Piper Jaffray Companies Inc. (Piper Companies), Piper Capital Management Incorporated (Piper Capital), Piper Jaffray Inc. (Piper Jaffray) and certain associated individuals. A second complaint was filed on April 14, 1995, in the same court by Frank Donio, I.R.A., and other plaintiffs against BDJ, CDJ, DDJ and EDJ, Piper Companies, Piper Capital, Piper Jaffray and certain associated individuals. Plaintiffs in both actions filed a Consolidated Amended Class Action Complaint on May 23, 1995, alleging violations of certain federal and state securities laws. Piper Companies and Piper Capital have agreed to indemnify Piper Funds II Adjustable Rate Mortgage Securities Fund (as the successor by merger to BDJ, CDJ, DDJ and EDJ) against any expenses or losses incurred in connection with such complaint.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(9) SUBSEQUENT EVENT--
    MERGER
                 At the close of business on September 1, 1995, BDJ, CDJ, DDJ and EDJ merged into Piper Funds Inc. - II Adjustable Rate Mortgage Securities Fund, a diversified, open-end management investment company. DDJ is considered the surviving entity for financial reporting purposes.

                 The following table presents the results of operations of BDJ, CDJ and EDJ for the period from August 31, 1995 to September 1, 1995, and the subsequent merger of the net assets of those funds into Piper Funds Inc. - II Adjustable Rate Mortgage Securities Fund.

                                              BDJ           CDJ           EDJ
                                          ------------  ------------  ------------
Net assets on 8/31/95 ................ $   188,778,525   369,842,273   241,344,757
Results of operations on 9/1/95:
  Net investment income ................        27,390        50,782        33,372
  Net realized gain (loss) on
   investments .........................      (265,318)     (110,668)        4,106
  Net change in appreciation or
   depreciation of investments .........       426,963     1,018,376       600,778
                                          ------------  ------------  ------------
  Net increase in net assets resulting
   from operations .....................       189,035       958,490       638,256
                                          ------------  ------------  ------------
Capital share transactions:
  Redemption of 1,000 shares for
   dissenters' rights ..................        (8,650)           --            --
                                          ------------  ------------  ------------
Net assets prior to merger on 9/1/95 ...   188,958,910   370,800,763   241,983,013
Merger into Piper Funds Inc. - II
 Adjustable Rate Mortgage Securities
 Fund on 9/1/95 representing 21,845,582;
 42,433,699 and 28,114,172 shares,
 respectively* .........................  (188,958,910) (370,800,763) (241,983,013)
                                          ------------  ------------  ------------
Net assets at close of business on
 9/1/95 .............................. $            --            --            --
                                          ------------  ------------  ------------
                                          ------------  ------------  ------------
* SHAREHOLDERS OF BDJ, CDJ AND EDJ RECEIVED 23,619,989; 46,350,330 AND 30,248,037
  SHARES, RESPECTIVELY OF PIPER FUNDS INC. - II ADJUSTABLE RATE MORTGAGE
  SECURITIES FUND AT AN INITIAL NET ASSET VALUE OF $8.00 PER SHARE.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(10) FINANCIAL
     HIGHLIGHTS
                 Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:
                 AMERICAN ADJUSTABLE RATE TERM TRUST 1996

                                                                                                           Period from
                                                        Year        Year Ended   Year Ended   Year Ended   9/27/90* to
                                                    Ended 8/31/95    8/31/94      8/31/93      8/31/92       8/31/91
                                                    -------------   ----------   ----------   ----------   -----------
PER-SHARE DATA

Net asset value, beginning of period ........... $       9.04           9.60         9.74         9.64        9.53
                                                       ------       ----------   ----------   ----------   -----------
Operations:
  Net investment income ..........................       0.51/ /        0.65         0.75         0.82        0.83
  Net realized and unrealized gains (losses) on
    investments...................................       0.01          (0.75)       (0.27)        0.07        0.05
                                                       ------       ----------   ----------   ----------   -----------
    Total from operations ........................       0.52          (0.10)        0.48         0.89        0.88
                                                       ------       ----------   ----------   ----------   -----------
Distributions to shareholders:
  From net investment income .....................      (0.92)         (0.46)       (0.62)       (0.79)      (0.77)
                                                       ------       ----------   ----------   ----------   -----------
Net asset value, end of period ................. $       8.64           9.04         9.60         9.74        9.64
                                                       ------       ----------   ----------   ----------   -----------
                                                       ------       ----------   ----------   ----------   -----------
Per share market value, end of
  period TRIANGLE  ............................. $         --           8.50         9.50        10.25       10.13
                                                       ------       ----------   ----------   ----------   -----------
                                                       ------       ----------   ----------   ----------   -----------

SELECTED INFORMATION

Total investment return, net asset value+ ........       5.86%         (1.06%)       5.18%        9.58%       9.55%

Total investment return, market value** ..........      12.79%         (5.94%)      (1.37%)       9.29%       9.15%

Net assets at end of period (in millions) ...... $        189            242          259          262         260
Ratio of expenses to average weekly net
  assets*** ......................................       0.74%          0.65%        0.61%        0.62%       0.64%++
Ratio of net investment income to average weekly
  net assets*** ..................................       5.52%          6.97%        7.91%        8.44%       9.09%++
Portfolio turnover rate (excluding short-term
  securities) ....................................         17%            43%          58%          26%         60%
Amount of borrowings outstanding at end of period
  (in millions)+++ ............................. $         --             70           86           70          70
Per-share amount of borrowings outstanding at end
  of period .................................... $         --           2.61         3.18         2.60        2.60
Per-share amount of net assets, excluding
  borrowings, at end of period ................. $         --          11.65        12.78        12.34       12.24
Asset coverage ratio TRIANGLE  TRIANGLE  ....... $         --            446%         402%         475%        470%

*    COMMENCEMENT OF OPERATIONS.
** TOTAL INVESTMENT RETURN, MARKET VALUE, IS BASED ON THE CHANGE IN MARKET PRICE OF A SHARE DURING THE
     PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND
     REINVESTMENT PLAN. FOR PURPOSES OF THE FISCAL 1995 COMPUTATION, THE AUGUST 31, 1995 NET ASSET VALUE IS USED AS THE END OF PERIOD VALUE. SEE FOOTNOTE 9 TO THE FINANCIAL STATEMENTS REGARDING THE MERGER INTO AN OPEN-END MANAGEMENT INVESTMENT COMPANY ON 9/1/95.
*** INCLUDES 0.04% AND 0.01% FROM FEDERAL EXCISE TAXES IN THE FISCAL YEARS 1995 AND 1994, RESPECTIVELY.
+ TOTAL INVESTMENT RETURN, NET ASSET VALUE, IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
++   ADJUSTED TO AN ANNUAL BASIS.
+++ SECURITIES PURCHASED ON A WHEN-ISSUED BASIS FOR WHICH LIQUID, HIGH-GRADE DEBT OBLIGATIONS ARE MAINTAINED IN A SEGREGATED ACCOUNT ARE NOT CONSIDERED BORROWINGS. SEE FOOTNOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
 TRIANGLE SHARES STOPPED TRADING ON THE NYSE AND CSE ON AUGUST 24, 1995.
 TRIANGLE   TRIANGLE REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END
     OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END
     OF PERIOD.
/ /  BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(10) FINANCIAL
     HIGHLIGHTS
     (CONTINUED)
                 Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:
                 AMERICAN ADJUSTABLE RATE TERM TRUST 1997

                                                                                                           Period from
                                                        Year        Year Ended   Year Ended   Year Ended   7/24/91* to
                                                    Ended 8/31/95    8/31/94      8/31/93      8/31/92       8/31/91
                                                    -------------   ----------   ----------   ----------   -----------
PER-SHARE DATA

Net asset value, beginning of period ........... $       8.90           9.66         9.68         9.68        9.58
                                                       ------       ----------   ----------   ----------   -----------
Operations:
  Net investment income ..........................       0.53/ /        0.63         0.72         0.78        0.07
  Net realized and unrealized gains (losses) on
    investments...................................       0.01          (0.86)       (0.10)        0.05        0.03
                                                       ------       ----------   ----------   ----------   -----------
    Total from operations ........................       0.54          (0.23)        0.62         0.83        0.10
                                                       ------       ----------   ----------   ----------   -----------
Distributions to shareholders:
  From net investment income .....................      (0.72)         (0.53)       (0.63)       (0.80)         --
  From net realized gains ........................         --             --        (0.01)       (0.03)         --
                                                       ------       ----------   ----------   ----------   -----------
    Total distributions to shareholders ..........      (0.72)         (0.53)       (0.64)       (0.83)         --
                                                       ------       ----------   ----------   ----------   -----------
Net asset value, end of period ................. $       8.72           8.90         9.66         9.68        9.68
                                                       ------       ----------   ----------   ----------   -----------
                                                       ------       ----------   ----------   ----------   -----------
Per share market value, end of
  period TRIANGLE  ............................. $         --           8.50         9.38        10.00       10.25
                                                       ------       ----------   ----------   ----------   -----------
                                                       ------       ----------   ----------   ----------   -----------

SELECTED INFORMATION

Total investment return, net asset value+ ........       6.23%         (2.46%)       6.73%        8.97%       1.04%

Total investment return, market value** ..........      11.54%         (3.96%)       0.04%        5.87%       2.50%

Net assets at end of period (in millions) ...... $        370            447          488          489         212
Ratio of expenses to average weekly net assets ...       0.64%          0.61%        0.58%        0.60%       0.60%++
Ratio of net investment income to average weekly
  net assets                                             5.63%          6.76%        7.55%        7.99%       7.88%++
Portfolio turnover rate (excluding short-term
  securities) ....................................         28%            43%          47%          38%         10%
Amount of borrowings outstanding at end of period
  (in millions)+++ ............................. $         --            125          162          143          50
Per-share amount of borrowings outstanding at end
  of period .................................... $         --           2.49         3.20         2.83        2.29
Per-share amount of net assets, excluding
  borrowings, at end of period ................. $         --          11.39        12.86        12.51       11.97
Asset coverage ratio TRIANGLE  TRIANGLE  ....... $         --            458%         402%         442%        523%

*    COMMENCEMENT OF OPERATIONS.
** TOTAL INVESTMENT RETURN, MARKET VALUE, IS BASED ON THE CHANGE IN MARKET PRICE OF A SHARE DURING THE
     PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND
     REINVESTMENT PLAN. FOR PURPOSES OF THE FISCAL 1995 COMPUTATION, THE AUGUST 31, 1995 NET ASSET VALUE IS USED AS THE END OF PERIOD VALUE. SEE FOOTNOTE 9 TO THE FINANCIAL STATEMENTS REGARDING THE MERGER INTO AN OPEN-END MANAGEMENT INVESTMENT COMPANY ON 9/1/95.
+ TOTAL INVESTMENT RETURN, NET ASSET VALUE, IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
++   ADJUSTED TO AN ANNUAL BASIS.
+++ SECURITIES PURCHASED ON A WHEN-ISSUED BASIS FOR WHICH LIQUID, HIGH-GRADE DEBT OBLIGATIONS ARE MAINTAINED IN A SEGREGATED ACCOUNT ARE NOT CONSIDERED BORROWINGS. SEE FOOTNOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
 TRIANGLE SHARES STOPPED TRADING ON THE NYSE AND CSE ON AUGUST 24, 1995.
 TRIANGLE   TRIANGLE REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END
     OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
/ /  BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(10) FINANCIAL
     HIGHLIGHTS
     (CONTINUED)
                 Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:
                 AMERICAN ADJUSTABLE RATE TERM TRUST 1999

                                                                                 Period from
                                                        Year        Year Ended   9/24/92* to
                                                    Ended 8/31/95    8/31/94       8/31/93
                                                    -------------   ----------   -----------
PER-SHARE DATA

Net asset value, beginning of period ........... $       8.71           9.61        9.58
                                                       ------       ----------   -----------
Operations:
  Net investment income ..........................       0.49/ /        0.60        0.60
  Net realized and unrealized losses on
    investments ..................................      (0.08)         (0.93)      (0.04)
                                                       ------       ----------   -----------
    Total from operations ........................       0.41          (0.33)       0.56
                                                       ------       ----------   -----------
Distributions to shareholders:
  From net investment income .....................      (0.54)         (0.56)      (0.53)
  In excess of net realized gains ................         --          (0.01)         --
                                                       ------       ----------   -----------
    Total distributions to shareholders ..........      (0.54)         (0.57)      (0.53)
                                                       ------       ----------   -----------
Net asset value, end of period ................. $       8.58           8.71        9.61
                                                       ------       ----------   -----------
                                                       ------       ----------   -----------
Per share market value, end of
  period TRIANGLE  ............................. $         --           8.25        9.63
                                                       ------       ----------   -----------
                                                       ------       ----------   -----------

SELECTED INFORMATION

Total investment return, net asset value+ ........       4.88%         (3.61%)      6.05%

Total investment return, market value** ..........      11.07%         (8.75%)      1.62%

Net assets at end of period (in millions) ...... $        241            295         328
Ratio of expenses to average weekly net assets ...       0.67%          0.60%       0.57%++
Ratio of net investment income to average weekly
  net assets .....................................       5.67%          6.40%       6.76%++
Portfolio turnover rate (excluding short-term
  securities) ....................................         43%            35%         40%
Amount of borrowings outstanding at end of period
  (in millions)+++ ............................. $         --             85         102
Per-share amount of borrowings outstanding at end
  of period .................................... $         --           2.51        3.00
Per-share amount of net assets, excluding
  borrowings, at end of period ................. $         --          11.22       12.61
Asset coverage ratio TRIANGLE  TRIANGLE  ....... $         --            447%        421%

*    COMMENCEMENT OF OPERATIONS.
** TOTAL INVESTMENT RETURN, MARKET VALUE, IS BASED ON THE CHANGE IN MARKET PRICE OF A SHARE DURING THE
     PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND
     REINVESTMENT PLAN. FOR PURPOSES OF THE FISCAL 1995 COMPUTATION, THE AUGUST 31, 1995 NET ASSET VALUE IS USED AS THE END OF PERIOD VALUE. SEE FOOTNOTE 9 TO THE FINANCIAL STATEMENTS REGARDING THE MERGER INTO AN OPEN-END MANAGEMENT INVESTMENT COMPANY ON 9/1/95.
+ TOTAL INVESTMENT RETURN, NET ASSET VALUE, IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
++   ADJUSTED TO AN ANNUAL BASIS.
+++ SECURITIES PURCHASED ON A WHEN-ISSUED BASIS FOR WHICH LIQUID, HIGH-GRADE DEBT OBLIGATIONS ARE MAINTAINED IN A SEGREGATED ACCOUNT ARE NOT CONSIDERED BORROWINGS. SEE FOOTNOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
 TRIANGLE SHARES STOPPED TRADING ON THE NYSE AND CSE ON AUGUST 24, 1995.
 TRIANGLE   TRIANGLE REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END
     OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
/ /  BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(11) QUARTERLY DATA
     (UNAUDITED)

                                                        Net Realized           Net Increase
                     Total                             and Unrealized       (Decrease) in Net        Distributions      Quarter End
                   Investment    Net Investment        Gains (Losses)        Assets Resulting     from Net Investment    Net Asset
Quarter Ended        Income          Income            on Investments        from Operations            Income             Value
------------------ ---------- --------------------  ---------------------  --------------------  ---------------------  -----------

AMERICAN ADJUSTABLE RATE TERM TRUST 1996


                                Amount   Per-Share    Amount    Per-Share    Amount   Per-Share    Amount    Per-Share
                              ---------- ---------  ----------- ---------  ---------- ---------  ----------- ---------
11/30/94         $  3,467,478  2,960,212   0.13      (3,750,264)  (0.16)     (790,052)  (0.03)    (2,177,611)  (0.10)        8.91
2/28/95             2,817,331  2,549,600   0.12       2,062,703   0.09      4,612,303   0.21      (2,136,600)  (0.09)        9.03
5/31/95             3,162,431  2,844,355   0.13       1,939,196   0.09      4,783,551   0.22      (2,130,942)  (0.10)        9.15
8/31/95             3,203,807  2,798,957   0.13        (240,660)  (0.01)    2,558,297   0.12     (13,730,577)  (0.63)        8.64
                   ---------- ----------    ---     ----------- ---------  ---------- ---------  ----------- ---------
                 $ 12,651,047 11,153,124   0.51          10,975   0.01     11,164,099   0.52     (20,175,730)  (0.92)
                   ---------- ----------    ---     ----------- ---------  ---------- ---------  ----------- ---------
                   ---------- ----------    ---     ----------- ---------  ---------- ---------  ----------- ---------

AMERICAN ADJUSTABLE RATE TERM TRUST 1997

                                Amount   Per-Share    Amount    Per-Share    Amount   Per-Share    Amount    Per-Share
                              ---------- ---------  ----------- ---------  ---------- ---------  ----------- ---------
11/30/94         $  6,734,775  6,055,630   0.15     (10,412,854)  (0.24)   (4,357,224)  (0.09)    (5,200,212)  (0.12)        8.69
2/28/95             5,482,168  4,909,476   0.12       5,227,426   0.12     10,136,902   0.24      (5,112,948)  (0.12)        8.81
5/31/95             5,818,656  5,257,293   0.13       4,836,150   0.11     10,093,443   0.24      (5,093,960)  (0.12)        8.93
8/31/95             5,903,575  5,264,218   0.13         438,584   0.02      5,702,802   0.15     (15,276,132)  (0.36)        8.72
                   ---------- ----------    ---     ----------- ---------  ---------- ---------  ----------- ---------
                 $ 23,939,174 21,486,617   0.53          89,306   0.01     21,575,923   0.54     (30,683,252)  (0.72)
                   ---------- ----------    ---     ----------- ---------  ---------- ---------  ----------- ---------
                   ---------- ----------    ---     ----------- ---------  ---------- ---------  ----------- ---------

AMERICAN ADJUSTABLE RATE TERM TRUST 1999

                                Amount   Per-Share    Amount    Per-Share    Amount   Per-Share    Amount    Per-Share
                              ---------- ---------  ----------- ---------  ---------- ---------  ----------- ---------
11/30/94         $  4,210,736  3,781,356   0.13      (9,724,958)  (0.32)   (5,943,602)  (0.19)    (3,917,275)  (0.13)        8.39
2/28/95             3,675,324  3,347,658   0.12       3,676,280   0.14      7,023,938   0.26      (3,810,767)  (0.13)        8.52
5/31/95             3,825,660  3,450,934   0.12       1,825,180   0.07      5,276,114   0.19      (3,797,141)  (0.14)        8.57
8/31/95             3,804,762  3,298,004   0.12         947,229   0.03      4,245,233   0.15      (3,795,413)  (0.14)        8.58
                   ---------- ----------    ---     ----------- ---------  ---------- ---------  ----------- ---------
                 $ 15,516,482 13,877,952   0.49      (3,276,269)  (0.08)   10,601,683   0.41     (15,320,596)  (0.54)
                   ---------- ----------    ---     ----------- ---------  ---------- ---------  ----------- ---------
                   ---------- ----------    ---     ----------- ---------  ---------- ---------  ----------- ---------

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

AMERICAN ADJUSTABLE RATE TERM TRUST 1996
AUGUST 31, 1995

                                                            Principal         Market
Name of Issuer                                               Amount         Value (a)
---------------------------------------------------------  -----------     ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MORTGAGE-BACKED SECURITIES (73.3%):
 U.S. AGENCY ADJUSTABLE RATE MORTGAGES (41.2%):
   7.66%, FHLMC, 10/1/22 .............................. $    2,603,005        2,667,091
   7.94%, FHLMC, 8/1/23 .................................    6,697,098        6,848,653
   8.38%, FHLMC, 6/1/21 .................................    2,377,476        2,431,564
   7.25%, FHLMC, 11/1/16 ................................    9,646,301        9,791,478
   7.54%, FHLMC, 6/1/18 .................................    2,019,504        2,062,075
   7.63%, FHLMC, 5/1/19 .................................    2,213,468        2,263,758
   7.62%, FHLMC, 10/1/18 ................................    6,769,519        6,927,791
   7.75%, FHLMC, 10/1/19 ................................    2,583,243        2,657,847
   7.63%, FHLMC, 8/1/20 .................................   10,494,136       10,706,852
   5.99%, FHLMC, 1/1/24 .................................    1,412,966        1,420,497
   6.23%, FHLMC, 1/1/24 .................................    1,815,876        1,872,168
   6.98%, FNMA, 7/1/17 ..................................    1,877,083        1,899,364
   7.39%, FNMA, 4/1/18 ..................................    4,818,583        4,901,511
   7.54%, FNMA, 1/1/28 ..................................    2,317,781        2,360,081
   7.75%, FNMA, 5/1/27 ..................................    1,678,135        1,717,370
   7.72%, FNMA, 1/1/20 ..................................    2,020,948        2,075,615
   7.01%, FNMA, 12/1/23 .................................    3,438,253        3,527,854
   6.18%, FNMA, 8/1/23 ..................................    2,132,298        2,207,760
   7.00%, GNMA II, 8/20/23 ..............................    4,765,163        4,834,735
   7.00%, GNMA II, 5/20/21 ..............................    4,542,600        4,621,005
                                                                           ------------
                                                                             77,795,069
                                                                           ------------

 COLLATERALIZED MORTGAGE OBLIGATIONS AND OTHER MORTGAGE-BACKED
 SECURITIES (C) (32.1%):
  U.S. AGENCY FLOATING RATE (14.9%):
   6.48%, FHLMC, Series 1249, Class A, LIBOR, 4/15/22 ...   14,242,781       14,310,291
   6.34%, FHLMC, Series 1508, Class J, LIBOR, 9/15/19 ...    3,025,788        3,025,577
   6.44%, FHLMC, Series 1603, Class G, LIBOR, 4/15/21 ...    3,132,235        3,145,171
   6.29%, FHLMC, Series 1724, Class F, LIBOR, 5/15/01 ...    4,227,606        4,227,225
   6.42%, FNMA, Series 1994-87, Class F, LIBOR,
    3/25/09 .............................................    3,492,894        3,492,510
                                                                           ------------
                                                                             28,200,774
                                                                           ------------

 PRIVATE FLOATING RATE (17.2%):
   7.58%, Donaldson, Lufkin and Jenrette, Series
    1992-MF3, Class A3, 5/25/22 .........................    6,000,000        6,093,750
   7.71%, Paine Webber Mortgage Acceptance Corporation,
    Series 1993-10, Class M1, 11/25/23 ..................   13,135,441       13,201,119

                                                            Principal         Market
Name of Issuer                                               Amount         Value (a)
---------------------------------------------------------  -----------     ------------
   8.00%, Paine Webber Mortgage Acceptance Corporation,
    Series 1993-8, Class M2, 8/25/23 .................. $    5,091,075        5,078,348
   7.81%, Residential Funding Corporation, Series
    1993-S8, Class A, 2/25/23 ...........................    4,979,971        5,080,592
   7.10%, Salomon Brothers Mortgage, Series 1987-2, Class
    A, 12/25/16 .........................................    3,029,590        2,931,128
                                                                           ------------
                                                                             32,384,937
                                                                           ------------

    Total Mortgage-Backed Securities
     (cost: $140,308,026)  ..............................                   138,380,780
                                                                           ------------

SHORT-TERM SECURITIES (25.6%):
   FHLMC Discount Note, 5.91%, 3/29/96                      15,000,000       14,514,300
   FNMA Discount Note, 5.85%, 3/29/96 ...................   20,000,000       19,356,000
   Repurchase agreement with Morgan Stanley in a joint
    trading account collateralized by U.S. government
    agency securities, acquired on 8/31/95, accrued
    interest at repurchase date of $2,259, 5.65%,
    9/1/95 ..............................................   14,394,000       14,394,000
                                                                           ------------

    Total Short-Term Securities
     (cost: $48,194,374)  ...............................                    48,264,300
                                                                           ------------

    Total Investments in Securities
     (cost: $188,502,400) (c) ......................... $                   186,645,080
                                                                           ------------
                                                                           ------------

NOTES TO INVESTMENTS IN SECURITIES:

(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B)  DESCRIPTIONS OF CERTAIN COLLATERALIZED MORTGAGE OBLIGATIONS ARE AS FOLLOWS:
         LIBOR - LONDON INTERBANK OFFERED RATE.
         FLOATING RATE - REPRESENTS SECURITIES THAT PAY INTEREST AT RATES
          THAT INCREASE (DECREASE) WITH AN INCREASE (DECREASE) IN A SPECIFIED INDEX.
(C) ALSO REPRESENTS COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION .... $     123,601
      GROSS UNREALIZED DEPRECIATION ......  (1,980,921)
                                            ----------
        NET UNREALIZED DEPRECIATION .... $  (1,857,320)
                                            ----------
                                            ----------

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

AMERICAN ADJUSTABLE RATE TERM TRUST 1997
AUGUST 31, 1995

                                                            Principal         Market
Name of Issuer                                               Amount         Value (a)
---------------------------------------------------------  -----------     ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT SECURITIES (14.0%):
   U.S. Treasury Note, 6.50%, 11/30/96 ................ $   12,000,000       12,107,280
   U.S. Treasury Note, 4.75%, 2/15/97 ...................   25,000,000       24,642,000
   U.S. Treasury Note, 6.63%, 3/31/97 ...................   15,000,000       15,188,850
                                                                           ------------

    Total U.S. Government Securities
     (cost: $51,954,196)  ...............................                    51,938,130
                                                                           ------------

MORTGAGE-BACKED SECURITIES (72.2%):
 U.S. AGENCY ADJUSTABLE RATE MORTGAGES (40.6%):
   7.71%, FHLMC, 5/1/20 .................................    2,360,845        2,425,437
   8.32%, FHLMC, 6/1/21 .................................    4,282,155        4,414,773
   7.66%, FHLMC, 10/1/22 ................................    5,206,010        5,334,182
   8.26%, FHLMC, 8/1/19 .................................    1,879,325        1,938,768
   7.77%, FHLMC, 1/1/19 .................................      170,800          173,628
   7.95%, FHLMC, 4/1/22 .................................      930,969          958,144
   6.13%, FHLMC, 10/1/23 ................................    1,464,504        1,487,160
   5.99%, FHLMC, 1/1/24 .................................    2,122,197        2,133,508
   6.23%, FHLMC, 1/1/24 .................................    3,981,375        4,104,798
   7.53%, FNMA, 1/1/18 ..................................    2,110,477        2,170,520
   7.92%, FNMA, 1/1/29 ..................................    3,585,600        3,661,794
   7.29%, FNMA, 5/1/18 ..................................    1,519,937        1,547,675
   7.41%, FNMA, 8/1/27 ..................................    8,675,614        8,846,437
   7.39%, FNMA, 4/1/18 ..................................    8,074,033        8,212,987
   7.54%, FNMA, 1/1/28 ..................................    1,253,302        1,276,174
   7.27%, FNMA, 3/1/28 ..................................   10,019,983       10,194,531
   7.49%, FNMA, 1/1/20 ..................................    3,032,650        3,055,395
   8.10%, FNMA, 11/1/20 .................................    5,305,330        5,461,201
   7.50%, FNMA, 12/1/20 .................................    7,730,529        7,866,509
   8.19%, FNMA, 5/1/21 ..................................    5,946,919        6,089,110
   7.96%, FNMA, 8/1/21 ..................................    3,239,340        3,301,762
   6.01%, FNMA, 12/1/23 .................................    3,557,054        3,660,031
   6.15%, FNMA, 12/1/23 .................................    3,478,790        3,600,408
   6.12%, FNMA, 1/1/24 ..................................    3,355,849        3,472,095
   8.12%, FNMA, 7/1/23 ..................................    4,632,679        4,822,758
   5.95%, FNMA, 2/1/24 ..................................    8,389,486        8,616,422
   6.01%, FNMA, 3/1/24 ..................................    4,451,509        4,581,360
   6.63%, GNMA II, 11/20/21 .............................    3,725,381        3,842,619
   7.50%, GNMA II, 6/20/22 ..............................    1,078,349        1,114,225
   7.38%, GNMA II, 6/20/23 ..............................    1,614,514        1,641,024
   6.50%, GNMA II, 11/20/23 .............................    4,379,109        4,425,527
   5.50%, GNMA II, 4/20/24 ..............................      723,714          714,465
   6.00%, GNMA II, 8/20/21 ..............................    7,440,481        7,544,350
   6.13%, GNMA II, 10/20/21 .............................    7,256,504        7,335,383
   6.00%, GNMA II, 9/1/25 ...............................   10,000,000(b)    10,006,300
                                                                           ------------
                                                                            150,031,460
                                                                           ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS AND OTHER MORTGAGE-BACKED
 SECURITIES (C) (31.6%):
  U.S. AGENCY FIXED RATE (0.4%):
   8.13%, FNMA, Series 1991-66, Class E, 4/25/18 ........    1,700,020        1,695,413
                                                                           ------------
 U.S. AGENCY FLOATING RATE (9.2%):
   6.44%, FHLMC, Series 1401, Class K, LIBOR, 9/15/20 ...    1,890,675        1,898,029
   6.34%, FHLMC, Series 1508, Class J, LIBOR, 9/15/19 ...    3,025,788        3,025,577
   6.44%, FHLMC, Series 1710, Class AC, LIBOR,
    2/15/24 .............................................    3,000,000        3,004,080

                                                            Principal         Market
Name of Issuer                                               Amount         Value (a)
---------------------------------------------------------  -----------     ------------
   6.29%, FHLMC, Series 1724, Class F, LIBOR,
    5/15/01 ........................................... $   10,714,103       10,713,139
   6.42%, FNMA, Series 1993-103, Class FA, LIBOR,
    6/25/19 .............................................    5,000,000        5,007,000
   6.42%, FNMA, Series 1994-87, Class F, LIBOR,
    3/25/09 .............................................   10,478,681       10,477,528
                                                                           ------------
                                                                             34,125,353
                                                                           ------------
 PRIVATE FLOATING RATE (22.0%):
   7.58%, Donaldson, Lufkin and Jenrette, Series
    1992-MF3, Class A3, 5/25/22 .........................   17,000,000       17,265,625
   7.72%, Glendale Federal Savings, Series 1989-5, Class
    A, 4/1/29 ...........................................   17,914,726       18,069,563
   6.88%, Merrill Lynch Mortgage Investors, Series
    1993-C, Class A4, 3/15/18 ...........................    7,000,000        6,794,340
   7.81%, Residential Funding Corporation, Series
    1993-S8, Class A, 2/25/23 ...........................    7,469,956        7,620,889
   6.68%, Resolution Trust Corporation, Series 1991-2,
    Class B, 4/25/21 ....................................    5,000,000        4,981,250
   8.12%, Resolution Trust Corporation, Series 1991-8,
    Class A-1, 12/25/20 .................................   11,854,133       12,178,270
   7.55%, Resolution Trust Corporation, Series 1992-4,
    Class B2, 7/25/28 ...................................   15,000,639       14,330,298
                                                                           ------------
                                                                             81,240,235
                                                                           ------------

    Total Mortgage-Backed Securities
     (cost: $269,841,824)  ..............................                   267,092,461
                                                                           ------------

SHORT-TERM SECURITIES (14.7%):
   Repurchase agreement with Goldman Sachs in a joint
    trading account collateralized by U.S. government
    agency securities, acquired on 8/31/95, accrued
    interest at repurchase date of $8,690, 5.82%, 9/1/95
    (cost: $54,501,000) .................................   54,501,000       54,501,000
                                                                           ------------

    Total Investments in Securities
     (cost: $376,297,020) (d) ......................... $                   373,531,591
                                                                           ------------
                                                                           ------------

NOTES TO INVESTMENTS IN SECURITIES:

(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B) ON AUGUST 31, 1995, THE TOTAL COST OF INVESTMENTS PURCHASED ON A WHEN-ISSUED BASIS WAS $10,043,750.
(C)  DESCRIPTIONS OF CERTAIN COLLATERALIZED MORTGAGE OBLIGATIONS ARE AS FOLLOWS:
         LIBOR - LONDON INTERBANK OFFERED RATE
         FLOATING RATE - REPRESENTS SECURITIES THAT PAY INTEREST AT RATES
          THAT INCREASE (DECREASE) WITH AN INCREASE (DECREASE) IN A SPECIFIED INDEX
(D) ALSO REPRESENTS COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION .... $     173,162
      GROSS UNREALIZED DEPRECIATION ......  (2,938,591)
                                            ----------
        NET UNREALIZED DEPRECIATION .... $  (2,765,429)
                                            ----------
                                            ----------

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

AMERICAN ADJUSTABLE RATE TERM TRUST 1999
AUGUST 31, 1995

                                                            Principal         Market
Name of Issuer                                               Amount         Value (a)
---------------------------------------------------------  -----------     ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT SECURITIES (10.7%):
   U.S. Treasury Note, 4.75%, 2/15/97 ................. $   13,000,000       12,813,840
   U.S. Treasury Note, 6.38%, 6/30/97 ...................   13,000,000       13,130,000
                                                                           ------------

    Total U.S. Government Securities
     (cost: $26,019,990)  ...............................                    25,943,840
                                                                           ------------

MORTGAGE-BACKED SECURITIES (75.0%):
 U.S. AGENCY ADJUSTABLE RATE MORTGAGES (36.5%):
   8.25%, FHLMC, 6/1/22 .................................   25,917,342       26,536,507
   7.74%, FHLMC, 11/1/22 ................................    9,601,686        9,805,242
   7.74%, FHLMC, 9/1/22 .................................    5,482,171        5,644,772
   7.94%, FHLMC, 8/1/23 .................................    5,238,324        5,356,867
   7.63%, FHLMC, 4/1/23 .................................    4,202,449        4,286,414
   7.38%, FNMA, 11/1/22 .................................    3,219,526        3,283,917
   6.50%, GNMA II, 7/20/22 ..............................    3,941,373        3,992,572
   6.50%, GNMA II, 9/20/22 ..............................    3,599,623        3,653,078
   7.38%, GNMA II, 6/20/23 ..............................    5,251,359        5,337,586
   6.00%, GNMA II, 9/1/25 ...............................   20,000,000(b)    20,012,600
                                                                           ------------
                                                                             87,909,555
                                                                           ------------

 COLLATERALIZED MORTGAGE OBLIGATIONS AND OTHER MORTGAGE-BACKED
 SECURITIES (C) (38.5%):
  U.S. AGENCY FLOATING RATE (14.9%):
   6.44%, FHLMC, Series 1401, Class K, LIBOR, 9/15/20 ...    6,302,249        6,326,765
   6.34%, FHLMC, Series 1508, Class J, LIBOR, 9/15/19 ...    2,269,341        2,269,182
   6.29%, FHLMC, Series 1724, Class F, LIBOR, 5/15/01 ...    7,142,735        7,142,092
   6.50%, FHLMC, Series 29, Class FA, LIBOR, 3/25/23 ....    8,000,000        8,029,440
   6.47%, FNMA, Series 1992-141, Class FA, LIBOR,
    8/25/07 .............................................    7,005,378        7,031,298
   6.42%, FNMA, Series 1994-87, Class F, LIBOR,
    3/25/09 .............................................    5,239,341        5,238,765
                                                                           ------------
                                                                             36,037,542
                                                                           ------------

 PRIVATE FLOATING RATE (23.6%):
   8.22%, California Federal, Series 1987-F, Class A2,
    7/1/17 ..............................................    5,235,031        5,077,980
   7.58%, Donaldson, Lufkin and Jenrette, Series
    1992-MF3, Class A3, 5/25/22 .........................   10,000,000       10,156,250
   7.69%, Merrill Lynch Mortgage Investors, Series
    1992-H, Class A1-2, 2/25/23 .........................    3,781,063        3,808,252

                                                            Principal         Market
Name of Issuer                                               Amount         Value (a)
---------------------------------------------------------  -----------     ------------
   6.78%, Merrill Lynch Mortgage Investors, Series
    1993-B, Class A3, 11/15/17 ..........................   13,650,000       13,756,607
   7.13%, Merrill Lynch Mortgage Investors, Series
    1993-E, Class A4, 6/15/18 ......................... $    6,500,000        6,243,250
   7.81%, Residential Funding Corporation, Series
    1993-S8, Class A, 2/25/23 ...........................    4,979,971        5,080,592
   7.55%, Resolution Trust Corporation, Series 1992-4,
    Class B2, 7/25/28 ...................................    3,000,128        2,866,060
   7.73%, Resolution Trust Corporation, Series 1992-6,
    Class B3, 1/25/26 ...................................   10,002,246       10,002,246
                                                                           ------------
                                                                             56,991,237
                                                                           ------------

    Total Mortgage-Backed Securities
     (cost: $182,424,307)  ..............................                   180,938,334
                                                                           ------------

SHORT-TERM SECURITIES (20.7%):
   Repurchase agreement with Goldman Sachs in a joint
    trading account collateralized by U.S. government
    agency securities, acquired on 8/31/95, accrued
    interest at repurchase date of $7,925, 5.80%, 9/1/95
    (cost: $49,871,000) .................................   49,871,000       49,871,000
                                                                           ------------

    Total Investments in Securities
     (cost: $258,315,297) (d) ......................... $                   256,753,174
                                                                           ------------
                                                                           ------------

NOTES TO INVESTMENTS IN SECURITIES:

(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B) ON AUGUST 31, 1995, THE TOTAL COST OF INVESTMENTS PURCHASED ON A WHEN-ISSUED BASIS WAS $20,087,500.
(C)  DESCRIPTIONS OF CERTAIN COLLATERALIZED MORTGAGE OBLIGATIONS ARE AS FOLLOWS:
         LIBOR - LONDON INTERBANK OFFERED RATE.
         FLOATING RATE - REPRESENTS SECURITIES THAT PAY INTEREST AT RATES THAT
          INCREASE (DECREASE) WITH AN INCREASE (DECREASE) IN A SPECIFIED INDEX.
(D) ALSO REPRESENTS COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION .... $     295,680
      GROSS UNREALIZED DEPRECIATION ......  (1,857,803)
                                            ----------
        NET UNREALIZED DEPRECIATION .... $  (1,562,123)
                                            ----------
                                            ----------

--------------------------------------------------------------------------------
                          INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS
AMERICAN ADJUSTABLE RATE TERM TRUST INC. - 1996,
AMERICAN ADJUSTABLE RATE TERM TRUST INC. - 1997 AND
AMERICAN ADJUSTABLE RATE TERM TRUST INC. - 1999:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of American Adjustable Rate Term Trust Inc. - 1996, American Adjustable Rate Term Trust Inc. - 1997 and American Adjustable Rate Term Trust Inc. - 1999 as of August 31, 1995, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended August 31, 1995 and the financial highlights presented in footnote 10 to the financial statements. These financial statements and the financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and, where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Adjustable Rate Term Trust Inc. - 1996, American Adjustable Rate Term Trust Inc. - 1997 and American Adjustable Rate Term Trust Inc. - 1999 as of August 31, 1995, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period ended August 31, 1995 and the financial highlights presented in footnote 10 to the financial statements, in conformity with generally accepted accounting principles.

As discussed in footnote 9 to the financial statements, American Adjustable Rate Term Trust Inc. - 1996, American Adjustable Rate Term Trust Inc. - 1997 and American Adjustable Rate Term Trust Inc. - 1999 merged into Piper Funds Inc. - II Adjustable Rate Mortgage Securities Fund on September 1, 1995.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
October 13, 1995

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                         FEDERAL INCOME TAX INFORMATION

Fiscal Year Ended August 31, 1995

Distributions shown below are taxable as dividend income. None qualify for the corporate dividends received deduction. In February 1996, each shareholder will receive a breakdown of income earned by investment category for calendar year 1995.

Information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions shown below. Shareholders should consult a tax adviser on how to report these distributions for state and local income taxes.

                                             American     American     American     American
                                            Adjustable   Adjustable   Adjustable   Adjustable
                                             Rate Term    Rate Term    Rate Term    Rate Term
Payable Date                                Trust 1996   Trust 1997   Trust 1998   Trust 1999
------------------------------------------  -----------  -----------  -----------  -----------

September 28, 1994 ..................... $      0.0300       0.0375       0.0400       0.0425
October 26, 1994 .........................      0.0300       0.0375       0.0400       0.0425
November 23, 1994 ........................      0.0325       0.0400       0.0425       0.0450
December 28, 1994 ........................      0.0325       0.0400       0.0425       0.0450
January 13, 1995 .........................      0.0325       0.0400       0.0425       0.0450
February 22, 1995 ........................      0.0325       0.0400       0.0425       0.0450
March 29, 1995 ...........................      0.0325       0.0400       0.0425       0.0450
April 26, 1995 ...........................      0.0325       0.0400       0.0425       0.0450
May 24, 1995 .............................      0.0325       0.0400       0.0425       0.0450
June 28, 1995 ............................      0.1085       0.0400       0.0425       0.0450
July 27, 1995 ............................      0.0325       0.0400       0.0425       0.0450
August 23, 1995 ..........................      0.0325       0.0400       0.0425       0.0450
August 24, 1995 ..........................      0.4550       0.2400       0.0750           --
                                            -----------  -----------  -----------  -----------
Total distributions .................... $      0.9160       0.7150       0.5800       0.5350
                                            -----------  -----------  -----------  -----------
                                            -----------  -----------  -----------  -----------

--------------------------------------------------------------------------------
                               SHAREHOLDER UPDATE

ANNUAL MEETING RESULTS
An annual meeting of the funds' shareholders was held on August 1, 1995 and adjourned to August 10, 1995 with respect to the third matter set forth below. Each matter voted upon at the meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

    1. The funds' shareholders elected the following six directors:

              AMERICAN ADJUSTABLE RATE TERM TRUST 1996 (BDJ)

                                                                              Shares     Shares Withholding
                                                                            Voted "For"  Authority to Vote
                                                                            -----------  ------------------
David T. Bennett..........................................................  18,221,539        1,292,019
Jaye F. Dyer..............................................................  18,210,300        1,303,258
William H. Ellis..........................................................  18,201,503        1,312,055
Karol D. Emmerich.........................................................  18,223,803        1,289,755
Luella G. Goldberg........................................................  18,216,862        1,296,696
George Latimer............................................................  18,207,787        1,305,771

              AMERICAN ADJUSTABLE RATE TERM TRUST 1997 (CDJ)

                                                                              Shares     Shares Withholding
                                                                            Voted "For"  Authority to Vote
                                                                            -----------  ------------------
David T. Bennett..........................................................  36,894,551        2,473,129
Jaye F. Dyer..............................................................  36,868,590        2,499,090
William H. Ellis..........................................................  36,785,796        2,581,884
Karol D. Emmerich.........................................................  36,816,793        2,550,887
Luella G. Goldberg........................................................  36,796,122        2,571,558
George Latimer............................................................  36,798,987        2,568,693

              AMERICAN ADJUSTABLE RATE TERM TRUST 1998 (DDJ)

                                                                              Shares     Shares Withholding
                                                                            Voted "For"  Authority to Vote
                                                                            -----------  ------------------
David T. Bennett..........................................................  40,977,588        2,602,924
Jaye F. Dyer..............................................................  40,969,160        2,611,352
William H. Ellis..........................................................  40,858,731        2,721,781
Karol D. Emmerich.........................................................  40,892,210        2,688,302
Luella G. Goldberg........................................................  40,879,022        2,701,490
George Latimer............................................................  40,850,509        2,730,003

              AMERICAN ADJUSTABLE RATE TERM TRUST 1999 (EDJ)

                                                                              Shares     Shares Withholding
                                                                            Voted "For"  Authority to Vote
                                                                            -----------  ------------------
David T. Bennett..........................................................  23,242,175        1,955,524
Jaye F. Dyer..............................................................  23,219,659        1,978,040
William H. Ellis..........................................................  23,157,205        2,040,494
Karol D. Emmerich.........................................................  23,187,739        2,009,960
Luella G. Goldberg........................................................  23,168,192        2,029,507
George Latimer............................................................  23,179,265        2,018,434

    2. The funds' shareholders ratified the selection by a majority of the independent members of the funds' Boards of Directors of KPMG Peat Marwick LLP as the independent public accountants for the funds for the fiscal year ending August 31, 1995. The following votes were cast regarding this matter:

                                                        Shares      Shares Voted                   Broker
                                                      Voted "For"     "Against"     Absentions    Non-Votes
                                                      -----------  ---------------  -----------  -----------
BDJ.................................................  18,185,913        349,256        979,384           --
CDJ.................................................  36,787,530        753,257      1,836,173           --
DDJ.................................................  39,550,474        783,561      1,973,849    1,272,628
EDJ.................................................  23,263,951        592,815      1,340,931           --

--------------------------------------------------------------------------------
                               SHAREHOLDER UPDATE

    3. The funds' shareholders approved the Agreement and Plan of Merger whereby each approving fund merged with and into Piper Funds Inc. - II Adjustable Rate Mortgage Securities Fund. The following votes were cast regarding this matter:

                                                        Shares      Shares Voted                   Broker
                                                      Voted "For"     "Against"     Abstentions   Non-Votes
                                                      -----------  ---------------  -----------  -----------
BDJ.................................................  14,934,062       1,100,214       767,096    2,712,186
CDJ.................................................  29,393,183       1,634,820     1,618,708    6,720,969
DDJ.................................................  32,499,507       2,022,751       964,496    8,093,758
EDJ.................................................  18,831,029       1,383,124     1,122,038    3,861,508

--------------------------------------------------------------------------------
                DIRECTORS AND OFFICERS OF PIPER FUNDS INC. - II

DIRECTORS                 David T. Bennett, CHAIRMAN, HIGHLAND HOMES, INC., USL PRODUCTS, INC., KIEFER BUILT, INC.,
                              OF COUNSEL, GRAY, PLANT, MOOTY, MOOTY & BENNETT, P.A.
                          Jaye F. Dyer, PRESIDENT, DYER MANAGEMENT COMPANY
                          William H. Ellis, CHAIRMAN OF THE BOARD, PRESIDENT, PIPER CAPITAL MANAGEMENT INCORPORATED,
                              PIPER JAFFRAY COMPANIES INC.
                          Karol D. Emmerich, PRESIDENT, THE PARACLETE GROUP
                          Luella G. Goldberg, DIRECTOR, TCF FINANCIAL, RELIASTAR CORP., HORMEL FOODS CORP.
                          George Latimer, DIRECTOR, SPECIAL ACTIONS OFFICE, OFFICE OF THE SECRETARY, DEPARTMENT OF
                              HOUSING AND URBAN DEVELOPMENT

OFFICERS                  Paul A. Dow, PRESIDENT
                          Michael P. Jansen, SENIOR VICE PRESIDENT
                          Robert H. Nelson, SENIOR VICE PRESIDENT
                          Amy K. Johnson, VICE PRESIDENT
                          Thomas S. McGlinch, VICE PRESIDENT
                          David E. Rosedahl, SECRETARY
                          Charles N. Hayssen, TREASURER

INVESTMENT ADVISER        Piper Capital Management Incorporated
                          222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

CUSTODIAN AND TRANSFER    Investors Fiduciary Trust Company
AGENT                     127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716

LEGAL COUNSEL             Dorsey & Whitney P.L.L.P.
                          220 SOUTH SIXTH STREET, MINNEAPOLIS, MN 55402

INDEPENDENT AUDITORS      KPMG Peat Marwick LLP
                          4200 NORWEST CENTER, MINNEAPOLIS, MN 55402

          PIPER CAPITAL
           MANAGEMENT


                                                             Bulk Rate
                                                            U.S. Postage
                                                                PAID
                                                           Permit No. 3008
                                                               Mpls, MN

          PIPER CAPITAL MANAGEMENT INCORPORATED
          222 SOUTH NINTH STREET
          MINNEAPOLIS, MN 55402-3804

          PIPER JAFFRAY INC., FUND DISTRIBUTOR AND NASD MEMBER.
[LOGO]    THIS DOCUMENT IS PRINTED ON PAPER MADE FROM
          100% TOTAL RECOVERED FIBER, INCLUDING 15% POST-CONSUMER WASTE.

310-95   PJARX-01   10/95